As filed with the Securities and Exchange Commission on September 7, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Item 1. Report to Stockholders.

ROCHDALE
INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Atlas Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Darwin Portfolio

Semi-Annual Report

June 30, 2007

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report
Table of Contents

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

August 8, 2007

Dear Fellow Shareholders:

We are pleased to report the performance of the Rochdale Funds for the six months ended June 30, 2007. The first half of the year was quite good for domestic equities, and particularly positive for international equities. Fixed income markets did not provide much return during the first half of the year.

As we write this letter, though, the main story for the year looks likely to be subprime lending, the unfolding resetting of hundreds of billions of variable rate loans, and the subsequent impact on the economy and stock markets. Starting in July, serious repercussions from rising subprime mortgage loan delinquencies and anticipated increases in defaults began to cause substantial losses for investors, particularly leveraged investors in the lowest quality loans. The credit losses have affected equity markets substantially as well. Most knowledgeable investors realized a while ago that irrational lending practices in the residential housing industry were likely to lead to these types of losses. While the losses to investors in these loans have been substantial, and the impact to the economy uncertain, we presently expect the overall economy to be able to work through this and resume a sub-trend economic expansion. The full impact will not be understood fully until 2008 or 2009, as hundreds of billions of variable rate mortgage loans will experience a reset rate of interest. We expect it will take a period of years for the residential housing market and associated mortgage loan situation to fully resolve all these potential defaults. The lax lending standards that permeated much of the subprime mortgage market led to a material mispricing of risk. The history of financial markets is plagued by experiences like this when a significant mispricing or misunderstanding of risks occurs, and what follows is substantial losses for investors.

Broad Market Index Performance
Year-to-date through June 30, 2007

Index	Total Return
S&P 500	6.96%
S&P MidCap 400	11.98%
S&P SmallCap 600	8.56%
Nasdaq Composite	7.78%
MSCI All Country World ex USA	12.58%
Lehman Aggregate Bond	0.97%

Source: Lipper

Declining residential housing values, which were collateralizing mortgage loans, has compounded the potential losses. The potential losses finally came to full force when certain bond funds declared they were experiencing significant losses. These credit market concerns now have caused significant turmoil in the equity markets, as

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. Investing in a non-diversified fund involves greater risk than investing in a diversified fund. Short sales may increase volatility and potential for loss. When investing in bond funds, it should be noted that when interest rates rise, bond prices will fall.

An investor should consider carefully the fund’s investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC, 570 Lexington Avenue, New York, NY 10022.

Lipper category averages track the total return performance of all funds within the respective Lipper category. One cannot invest directly in a category average. Categories based on classifications by Lipper Inc. For the year-to-date period through June 30, 2007, each category consisted of the following number of funds: Large-Cap Growth 741, Large-Cap Value 523, Mid-Cap Growth 627, Small-Cap Value 285, International Multi-Cap Core 370, Equity Income 266, Intermediate Investment Grade 556, and Health/Biotech 184. Source: Lipper.

ROCHDALE INVESTMENT TRUST

concerns rise that the credit contagion will spill over to the overall economy. None of our funds held any of the direct subprime loans being called into question, like the collateralized debt investments that have spurred most of the losses.

Of greater concern is the potential for the mortgage market turmoil to spill over to the rest of the economy. To gauge this, we look at our leading indicators for the economy. Currently, we do see a slowing, but we do not see the decline in residential home values or the losses in low quality mortgage bonds causing the U.S. economy to fall into a recession. The economy will indeed slow during the second half of the year, as consumers react to lower home values. We look for about 2% growth for the overall economy during the second half of the year and believe equity investments domestically and especially internationally represent appropriate values for the long-term investor.

The leading indicators of inflation that we follow have fallen to the lowest level in about two years. This means we do not believe inflation will become a problem this year. Despite increases in gasoline and energy prices, we see core inflation remaining subdued. Core inflation is now down to about a 2% annualized rate, which is within the comfort zone of the Federal Reserve Bank. We expect reasonable productivity growth and intense global competition to keep inflation in check this year.

Looking abroad, we expect international markets and economies to continue to do well. The global expansion appears sustainable, barring a recession in the U.S. economy, which we do not expect.

Corporate profit growth during the first part of the year was very strong, even stronger than our positive outlook at the beginning of the year. With the Fed unlikely to raise interest rates, job creation solid, and corporate profits strong, equity investments remain our preferred asset class. We believe stock prices should approach new highs during the second half of the year or in 2008. Since the advance in the stock market over the last five years has been driven by growth in corporate profits, valuations remain reasonable. We continue to like equities, and, while interest rates have risen, they have not risen by any amount that gives us concern that it is going to be real competition for the equity markets for the rest of 2007.

Our strategy of managing the risks within our equity portfolios and achieving appropriate diversification has led to the performance of our funds remaining competitive with their respective asset class benchmarks. Our investment strategies focus on balancing potential return with risks across each asset class. We seek to minimize exposure to excessively volatile segments of the stock market, as we believe that the returns associated with such companies will disappoint long-term investors. As a Rochdale investor, you know that each of our funds is built on a sound, long-term focused company selection methodology. We manage our funds with a consistent process, selecting companies that meet our fundamental criteria and avoid market sentiment that distracts us from our long-term goals. Regardless of market conditions, an investor’s best approach is to have a well-planned asset allocation strategy and a well-diversified portfolio. Your financial advisor, teamed with Rochdale, can help you assess portfolio diversification and volatility levels suitable given your investment objectives.

Finally, a note about our Atlas fund. Investors who have held the fund have enjoyed outstanding performance over the past 5-plus years. If you are an Atlas shareholder, as you are aware from previous communications, Rochdale has made the strategic decision to have Federated Investors acquire the Rochdale Atlas fund. Federated will employ the leading portfolio managers that have been managing the fund and will acquire and deploy the same proprietary fundamental country allocation multi-factor approach the fund has used since its inception in 1998. Two of the Rochdale portfolio managers will remain with the fund as it moves to Federated. We believe the continuity of the Atlas portfolio managers and the continuity of the investment process, combined with the substantial global resources of Federated, will enable fund shareholders to enjoy even stronger performance than has been achieved at Rochdale. We expect to remain fully committed and invested in the Atlas fund, which will be named the Federated InterContinental Fund, given that the investment strategy and process employed will be the same as it always has been.

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Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as pharmaceuticals, technology, medical products, financial services, and retail. Growth industries typically exhibit stronger earnings growth and capital appreciation over an entire economic cycle. During the six months ended June 30, 2007, Rochdale’s Large Growth Portfolio rose 5.86%, as compared to the Lipper Large Growth Category Average, which rose 7.58%. Our investment strategy is to identify both industries and companies that have strong growth prospects with attractive valuation. Industries including energy, materials, capital goods, semiconductors, and technology hardware all performed strongly. While we achieved a respectable overall return, we did not allocate enough weights to some of the above better-performing industry groups like capital goods, semiconductors, and technology hardware. Given our belief that 2007 will be a slowing growth year economically, we are focused on high quality companies with long-term predictable revenue streams, reliable earnings growth, and a sustainable competitive advantage. Our portfolio continues to be focused on industry groups with attractive valuation, strong profit growth, and positive fundamentals. Looking ahead, two of the areas we expect to continue to outperform include capital goods and technology hardware and equipment, which both are supported by rising exports and business spending, and we have positioned the portfolio accordingly.

Large Growth Portfolio:
Top Ten Holdings as of June 30, 2007

Company	Percent of Net Assets
General Mills, Inc.	4.6%
Cisco Systems, Inc.	4.5%
Exxon Mobil Corp.	4.3%
Dell Inc.	4.3%
Aflac, Inc.	4.2%
General Dynamics Corp.	4.0%
Walgreen Co.	3.8%
UnitedHealth Group, Inc.	3.7%
General Electric Co.	3.6%
Pfizer Inc.	3.2%

The gross and net total annual fund operating expense ratios for the Rochdale Large Growth Portfolio as of December 31, 2006 were 1.23% and 1.26%, respectively. Standardized returns for the Rochdale Large Growth Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 17.33%, 7.10%, and 6.95%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 10.59%, 5.01%, and 5.69%, respectively.

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including financial services, energy, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the six months ended June 30, 2007, our Large Value Portfolio rose 7.62%, ahead of the Lipper Large Value Category Average, which rose 7.15%. With the positive backdrop of favorable economic growth around the world, many of the companies in the value category benefited. Most of the major value industries generated positive returns in the first half, led by cyclical groups that we emphasized, including energy, materials, technology, and industrials. We were underrepresented in the weaker-performing areas associated with consumer spending and banks and financials, which were affected by the subprime mortgage decline. We continue to like the outlook for the capital goods, insurance, and utilities, which we believe should outperform as the domestic economy shows signs of slowing.

Large Value Portfolio:
Top Ten Holdings as of June 30, 2007

Company	Percent of Net Assets
Tyco International Ltd.	4.7%
AT&T, Inc.	4.5%
Metlife, Inc.	4.0%
Dow Chemical Co./The	3.8%
Verizon Communications, Inc.	3.7%
General Electric Co.	3.5%
Cummins, Inc.	3.3%
American Electric Power Co., Inc.	3.2%
PACCAR, Inc.	3.1%
Wachovia Corp.	3.1%

The gross and net total annual fund operating expense ratio for the Rochdale Large Value Portfolio as of December 31, 2006 was 1.19%. Standardized returns for the Rochdale Large Value Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 20.75%, 15.13%, and 11.36%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 13.79%, 12.88%, and 10.05%, respectively.

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Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium-size and small U.S. companies across growth industries such as biotechnology, pharmaceuticals, and information services. During the first half of 2007, the Mid/Small Growth Portfolio rose 7.72%, underperforming its Lipper Mid-Cap Growth peer group, which rose 12.84%. While the fund performed respectably, we did not anticipate the very strong growth in the leading industry groups of materials, capital goods, and energy, and, as a result, although the fund earned a good rate of return, it did not keep pace with the peer group. Looking forward, we believe the portfolio is well-positioned for what we see as a moderate growth economy in the second half of 2007. We expect that both business and consumer spending will remain positive, while overall profit growth will moderate. To this extent, our investment objective has been to focus on high quality companies with long-term predictable revenue streams, reliable earnings growth, and that have a sustainable competitive advantage. As we also are focusing on risk management, during periods of exceptional appreciation such as the first half of 2007, our companies’ share prices will grow nicely, but not keep pace with the more rapid appreciation rates of the peer group that is more aggressively invested.

Mid/Small Growth Portfolio:
Top Ten Holdings as of June 30, 2007

Company	Percent of Net Assets
Chaparral Steel Co.	3.8%
Pioneer Natural Resources Co.	3.4%
Sunoco, Inc.	3.1%
Encore Acquisition Co.	3.0%
Par Pharmaceutical Companies, Inc.	3.0%
Lam Research Corp.	3.0%
PetSmart, Inc.	2.8%
Western Digital Corp.	2.7%
Global Payments, Inc.	2.6%
Dress Barn, Inc./The	2.6%

The gross and net total annual fund operating expense ratio for the Rochdale Mid/Small Growth Portfolio as of December 31, 2006 was 1.21%. Standardized returns for the Rochdale Mid/Small Growth Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 8.45%, 9.57%, and 10.60%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 2.21%, 7.43%, and 9.30%, respectively.

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium-size and small U.S. companies across value industries including banks, insurance, energy, utilities, and basic materials. During the first half of 2007, the Mid/Small Value Portfolio rose 8.97%, leading the Lipper Small-Cap Value Category, which averaged 7.68%. Mid-cap stocks continued their strong first quarter performance to end the first of half of 2007 ahead of the broader markets. The first half of the year saw weakness in financials, led mainly by banks and real estate which were affected by the subprime mortgage fallout, while cyclicals such as energy, capital goods, and materials companies led with superior performance. For the near- and mid-term economic environment, we expect growth and inflation to moderate, while business and consumer spending will remain positive. We maintain our forecast that the overall economy will continue to show steady growth. As a result, we maintain our overweight positions in capital goods and materials while looking for opportunities in high quality companies with long-term predictable revenue streams, reliable earnings growth, and that have a sustainable competitive advantage.

Mid/Small Value Portfolio:
Top Ten Holdings as of June 30, 2007

Company	Percent of Net Assets
Sierra Pacific Resources	1.6%
First American Financial Corp.	1.2%
RLI Corp.	1.2%
Avnet, Inc.	1.0%
Telephone and Data Systems, Inc.	1.0%
Lyondell Chemical Co.	0.9%
Macerich Co./The	0.9%
Albemarle Corp.	0.9%
ONEOK, Inc.	0.8%
Arrow Electronics, Inc.	0.8%

The gross and net total annual fund operating expense ratio for the Rochdale Mid/Small Value Portfolio as of December 31, 2006 was 1.20%. Standardized returns for the Rochdale Mid/Small Value Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 17.33%, 15.49%, and 14.03%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 10.58%, 13.22%, and 12.69%, respectively.

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Rochdale Atlas Portfolio

The Atlas Portfolio continues to perform exceptionally well. In determining where to invest, Atlas makes the primary decision at the country level, and in this regard currently has investment in both foreign developed and emerging markets. We see a sustained period of growth ahead across global markets, and seek to invest in those countries with favorable macroeconomic and financial attributes based on our fundamental factor methodology. The fund invests in foreign companies in our preferred countries that we feel are likely to outperform. For the six months ended June 30, 2007, the fund returned 18.16%, trouncing the Lipper International Multi-Cap Core Category Average, which retuned 10.74%. Based on its continued outstanding performance, Atlas has achieved a top 1%, 2%, and 3% ranking in its Lipper category for the 1-, 3-, and 5-year periods, respectively. Lipper also awarded the fund the designation of Lipper Leader in Total Return, Consistent Return, and Tax Efficiency. In the first quarter, resource markets such as Norway, Brazil, and South Africa all contributed positively to performance. During the second quarter, our overweight in South Korea, Taiwan, and Germany had a positive impact on the fund’s performance. Export growth continues to be a key driver of stock appreciation in these markets, and we expect that will continue.

Atlas Portfolio:
Top Ten Holdings as of June 30, 2007

Company	Percent of Net Assets
Orkla ASA	2.1%
Hanjin Heavy Industries & Const. Co., Ltd.	2.1%
Unicredito Italiano SpA	1.9%
Norsk Hydro ASA	1.8%
Siemens AG, ADR	1.7%
OTP Bank Nyrt	1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.5%
Allianz AG	1.5%
Hon Hai Precision Industry Co., Ltd.	1.4%
Total Fina Elf SA, ADR	1.4%

The gross and net total annual fund operating expense ratio for the Rochdale Atlas Portfolio as of December 31, 2006 was 1.71%. Standardized returns for the Rochdale Atlas Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 39.86%, 31.00%, and 22.95%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 31.82%, 28.45%, and 21.50%, respectively.

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, primarily through investment in common stocks, real estate investment trusts (REITs), master limited partnerships (MLPs), and preferred stocks that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. In addition to providing a very reliable, low volatility, and growing source of cash flow income, the portfolio is designed to take advantage of favorable dividend tax rates. The first half of the year was favorable for the fund, which realized a total return of 6.96%, exactly matching that of the S&P 500 and in line with the Lipper Equity Income Category Average, which returned 7.26%. During the period, the interest rate on the ten-year Treasury bond hit a low of 4.50% on March 13, then climbed to a high of 5.25% on June 12, before settling down to 5.03% by June 29. This rise in rates had a damping effect on fund performance for the second quarter relative to the broader markets. On the positive side, fund performance was led by our shipping, energy, and consumer products companies. After hitting new highs in February, REITs pulled back sharply, ending the half down 6.3%. For the remainder of the year, we do expect more volatility than we have experienced over the past several quarters. However, the operating environment and dividend paying ability of our companies remains strong. Additionally, valuations are attractive, especially in REITs, which now trade at a sizeable discount relative to their underlying net asset values. As a result, we are optimistic for the returns for our strategy going forward, and we seek to manage through the volatility to good advantage.

Dividend & Income Portfolio:
Top Ten Holdings as of June 30, 2007

Company	Percent of Net Assets
B&G Foods, Inc . - EIS	2.0%
Exxon Mobil Corp.	1.9%
Vector Group Ltd.	1.9%
Centerplate, Inc.	1.8%
Regal Entertainment Group – Class A	1.7%
Consolidated Communication Holdings, Inc.	1.7%
General Electric Co.	1.7%
Genco Shipping & Trading Ltd.	1.7%
Anheuser-Busch Companies, Inc.	1.6%
Nationwide Health Properties, Inc.	1.4%

The gross and net total annual fund operating expense ratios for the Rochdale Dividend & Income Portfolio as of December 31, 2006 were 1.37% and 1.41%, respectively. Standardized returns for the Rochdale Dividend & Income Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 21.98%, 14.56%, and 9.26%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 14.96%, 12.32%, and 9.97%, respectively.

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Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest primarily in investment-grade U.S. government, agency, and corporate bonds. Year-to-date, the fund has provided solid returns of 1.85% versus its peers in the Lipper Intermediate Investment Grade Category, which averaged 0.61%. Our focus on higher-rated bonds and shorter maturities continues to benefit fund performance. The Treasury curve steepened significantly in the second quarter, with the 10-year bond rising from 4.49% to 5.25%, while the 5-year bond was at 5.15%. Investors became concerned about a number of issues, including inflation, the Federal Reserve potentially raising interest rates, and forced sales of Treasury bonds by portfolio managers as subprime mortgage investments soured. Our short maturity strategy required we forgo some near-term interest income with the expectation that we would be able to redeploy funds at better interest rates. The higher rates that we were subsequently able to lock in should have a positive impact on the portfolio going forward. Ten-year yields now have come back down to just over 5%, and the curve has flattened out again. We do not expect this environment to persist indefinitely, but we continue to use shorter maturity floating rate securities to take advantage of higher short-term rates while also providing the flexibility to reposition the portfolio as more attractive investment alternatives arise. We believe the FOMC will keep their interest rate target unchanged until the economic data indicates that a rate move is necessary. We do not anticipate that short-term interest rates need to drop unless the Fed deems it warranted given the uncertainty from the credit market losses.

Intermediate Fixed Income Portfolio:
Top Ten Issuers as of June 30, 2007

Issuer	Percent of Net Assets
Federal Home Loan Bank	18.5%
Federal National Mortgage Association	15.3%
Federal Home Loan Mortgage Corp	11.8%
Federal Farm Credit Bank	7.5%
General Electric Capital Corp.	4.3%
Federal Home Loan Mortgage Corp REMIC	3.2%
Citizens Property Insurance Corp. - Florida	2.9%
Transamerica Corp.	2.5%
AIG Funding Inc.	2.5%
Florida State Municipal Power Agency	1.9%

The gross and net total annual fund operating expense ratios for the Rochdale Intermediate Fixed Income Portfolio as of December 31, 2006 were 1.12% and 0.91%, respectively. Standardized returns for the Rochdale Intermediate Fixed Income Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 5.27%, 3.89%, and 4.28%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -0.78%, 1.86%, and 3.06%, respectively.

Rochdale Darwin Portfolio

The Darwin Portfolio seeks to earn long-term capital appreciation through long and short investment in small- and mid-cap health care companies in a broad array of health care industries, including: health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. For the year to date ending June 30, 2007, the Darwin Portfolio total return was 5.04%, while the Lipper Health/Biotech Category Average returned 5.40%. Thus far, 2007 has been a volatile year characterized by company take-outs/mergers and companies going private. We note that the portfolio is overweight health care equipment and managed care and underweight life science tools and biotechnology. Our strategy continues to be one of concentrating on individual stock selection through fundamental research analysis. We continue to focus on companies with strong long-term outlooks, at attractive valuations, and with low binary risk. We believe that, over the next several years, the health care sector will offer superior investment returns due to growing demand for health care services and products rooted in solid demographic trends and technological advancement. We continue to evaluate mid- and small-cap long and short health care opportunities that in combination we believe will provide above-average returns.

Darwin Portfolio:
Top Ten Holdings as of June 30, 2007

Company	Percent of Net Assets
Micrus Endovascular Corp.	4.6%
Conceptus Inc.	3.5%
Hologic, Inc.	3.4%
Life Time Fitness, Inc.	3.3%
Psychiatric Solutions, Inc.	3.3%
Magellan Health Services, Inc.	3.2%
Pediatrix Medical Group, Inc.	2.9%
United Therapeutics Corp.	2.9%
Amedisys, Inc.	2.9%
Jamba, Inc.	2.9%

The gross and net total annual fund operating expense ratios for the Rochdale Darwin Portfolio as of December 31, 2006 was 2.32% and 1.50%, respectively. Standardized returns for the Rochdale Darwin Portfolio for the quarter ended 6/30/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year: 5.77%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year: -0.32%.

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Thank you for your investment in the Rochdale Funds. We take our duty as stewards of clients’ wealth very seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. We hope you find reports such as this helpful in tracking the exposures in your portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes
Garrett R. D’Alessandro, CFA
David J. Abella, CFA
Audrey H. Kaplan
Geoffrey Pazzanese
J.C. Davies, CFA

Portfolio Managers

The Standard and Poor's (S&P) 500 Index represents 500 large U.S. companies.

The Standard & Poor’s (S&P) MidCap 400 and SmallCap 600 Indices represent 400 medium-size and 600 small companies, respectively.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4,000 issues that trade on the NASDAQ system.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,100 securities listed on exchanges in 47 countries, excluding the United States.

The Lehman Brothers Aggregate Bond Index is a broad-based index comprised of U.S. Government, U.S. Government agency, and corporate debt obligations.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

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TOTAL RETURNS as of June 30, 2007 (Unaudited)

			Annualized
	Year-to-Date	One Year	Three Years	Five Years	Since Inception(1)
Rochdale Large Growth Portfolio
Return at NAV(2)	5.86%	17.33%	7.10%	6.95%	(2.44%)
Return at POP(3)	(0.24%)	10.59%	5.01%	5.69%	(3.21%)
S&P 500/Citigroup Growth Index	6.53%	19.37%	8.31%	8.57%	(2.09%)
Lipper Large-Cap Growth Category Average	7.58%	16.37%	8.14%	7.71%	N/A
Rochdale Large Value Portfolio
Return at NAV(2)	7.62%	20.75%	15.13%	11.36%	4.63%
Return at POP(3)	1.43%	13.79%	12.88%	10.05%	3.80%
S&P 500/Citigroup Value Index	7.37%	21.77%	15.09%	12.84%	6.10%
Lipper Large-Cap Value Category Average	7.15%	20.81%	13.38%	11.33%	N/A
Rochdale Mid/Small Growth Portfolio
Return at NAV(2)	7.72%	8.45%	9.57%	10.60%	6.89%
Return at POP(3)	1.53%	2.21%	7.43%	9.30%	6.04%
S&P 1000/Citigroup Growth Index	12.65%	17.55%	14.30%	14.19%	9.90%
Lipper Mid-Cap Growth Category Average	12.84%	18.83%	13.20%	12.39%	N/A
Rochdale Mid/Small Value Portfolio
Return at NAV(2)	8.97%	17.33%	15.49%	14.03%	12.89%
Return at POP(3)	2.71%	10.58%	13.22%	12.69%	12.00%
S&P 1000/Citigroup Value Index	9.04%	17.59%	15.45%	14.20%	12.90%
Lipper Small-Cap Value Category Average	7.68%	17.35%	14.13%	14.30%	N/A
Rochdale Atlas Portfolio
Return at NAV(2)	18.16%	39.86%	31.00%	22.95%	13.23%
Return at POP(3)	11.36%	31.82%	28.45%	21.50%	12.46%
Dow Jones World Index ex US	12.54%	29.39%	24.27%	19.72%	12.40%
MSCI All Country World ex USA Index	12.58%	30.15%	25.03%	19.93%	11.76%
Lipper International Multi-Cap Core Category Average	10.74%	27.10%	21.89%	16.82%	N/A
Rochdale Dividend & Income Portfolio(4)
Return at NAV(2)	6.96%	21.98%	14.56%	9.26%	4.77%
Return at POP(3)	0.82%	14.96%	12.32%	7.97%	4.00%
S&P 500 Index	6.96%	20.59%	11.68%	10.71%	3.44%
Russell 3000 Value Index	6.01%	21.33%	15.85%	13.41%	7.71%
Lipper Equity Income Category Average	7.26%	20.56%	13.97%	11.47%	N/A
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(2)	1.85%	5.27%	3.89%	4.28%	5.61%
Return at POP(3)	(3.99%)	(0.78%)	1.86%	3.06%	4.77%
Lehman Government/Credit Intermediate Index	1.44%	5.76%	3.43%	4.15%	5.70%
Lipper Intermediate Investment Grade Category Average	0.61%	5.54%	3.54%	4.16%	N/A
Rochdale Darwin Portfolio
Return at NAV(2)	5.04%	5.77%	—	—	3.65%
Return at POP(3)	(1.00%)	(0.32%)	—	—	1.21%
S&P 1500 Index	7.41%	20.22%	—	—	11.31%
Lipper Health/Biotech Category Average	5.40%	13.69%	—	—	N/A

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2007 (Unaudited)  – (continued)

(1)	The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on December 31, 1999. The Rochdale Atlas, Dividend & Income and Darwin Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on October 2, 1998, June 1, 1999, and December 31, 2004 respectively.
(2)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(3)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4)	Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

N/A — not available.

Past performance is not predictive of future performance.

Index Descriptions

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor's (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Dow Jones World Index ex US consists of approximately 4,800 securities listed on exchanges in 46 countries, excluding the United States.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,100 securities listed on exchanges in 47 countries, excluding the United States.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years, representing securities in the intermediate maturity range of the Lehman Government/Credit Index.

The Standard and Poor's (S&P) 1500 Index combines the S&P 500 large-cap, S&P MidCap 400 and the S&P SmallCap 600 indices and represents approximately 90% of the market cap of investable U.S. equities.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

Lipper Category Descriptions

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2007, the category consists of 741, 717, 614 and 494 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of June 30, 2007, the category consists of 523, 498, 433 and 338 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2007, the category consists of 627, 608, 485 and 383 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Small-Cap Value consists of funds that invest in smallsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of June 30, 2007, the category consists of 285, 265, 219 and 162 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S. As of June 30, 2007, the category consists of 370, 353, 248 and 190 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of June 30, 2007, the category consists of 266, 246, 190 and 120 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of June 30, 2007, the category consists of 556, 522, 450 and 387 funds for the year-to-date, one- ,three- and five-year periods, respectively.

Lipper Health/Biotech consists of funds that invest in securities of companies in the healthcare sector. As of June 30, 2007, the category consists of 184 and 174 funds for the year-to-date and one-year periods, respectively.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/07 to 06/30/07.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)  – (continued)

Large Growth Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,058.60	$1,018.65
Expenses Paid during Period*	$6.33	$6.21

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Large Value Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,076.20	$1,018.89
Expenses Paid during Period*	$6.13	$5.96

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Growth Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,077.20	$1,018.74
Expenses Paid during Period*	$6.28	$6.11

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Value Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,089.70	$1,018.74
Expenses Paid during Period*	$6.32	$6.11

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)  – (continued)

Atlas Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,181.60	$1,016.36
Expenses Paid during Period*	$9.20	$8.50

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Dividend & Income Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,069.60	$1,018.10
Expenses Paid during Period*	$6.93	$6.76

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,018.50	$1,020.33
Expenses Paid during Period*	$4.50	$4.51

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Darwin Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,050.40	$1,017.60
Expenses Paid during Period*	$7.37	$7.25

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 99.5%
CONSUMER DISCRETIONARY: 11.6%
10,316	Coach, Inc.(a)(b)	$488,875
6,550	Home Depot, Inc.(b)	257,742
5,300	McDonald's Corp.	269,028
6,146	McGraw-Hill Cos., Inc.(b)	418,420
22,300	Staples, Inc.(b)	529,179
46,080	Time Warner, Inc.	969,523
22,020	TJX Cos., Inc./The(b)	605,550
36,950	Walt Disney Co./The(b)	1,261,473
29,580	Yum! Brands, Inc.	967,858
		5,767,648
CONSUMER STAPLES: 14.4%
4,660	Altria Group, Inc.	326,852
16,740	Colgate-Palmolive Co.	1,085,589
28,000	CVS Caremark Corp.	1,020,600
38,790	General Mills, Inc.(b)	2,266,112
8,840	PepsiCo, Inc.	573,274
43,400	Walgreen Co.	1,889,636
		7,162,063
ENERGY: 14.7%
1,420	Anadarko Petroleum Corp.	73,826
941	Baker Hughes, Inc.	79,166
2,600	BJ Services Co.(b)	73,944
24,400	Chesapeake Energy Corp.(b)	844,240

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
ENERGY, Continued
14,430	Chevron Corp.(b)	$1,215,583
25,600	Exxon Mobil Corp.	2,147,328
18,190	Hess Corp.	1,072,482
3,000	Nabors Industries Ltd.(a)(b)	100,140
13,140	Valero Energy Corp.	970,521
12,500	XTO Energy, Inc.	751,250
		7,328,480
FINANCIALS: 10.2%
40,400	Aflac, Inc.(b)	2,076,560
2,970	American Express Co.	181,704
5,930	American International Group, Inc.	415,278
8,100	Capital One Financial Corp.(b)	635,364
22,640	Charles Schwab Corp./The	464,573
3,600	Lehman Brothers Holdings, Inc.(b)	268,272
900	Metlife, Inc.(b)	58,032
16,000	Moody's Corp.	995,200
		5,094,983
HEALTH CARE: 14.1%
6,200	AmerisourceBergen Corp.	306,714
4,300	Baxter International Inc.	242,262
1,586	Cardinal Health, Inc.(b)	112,035
5,210	Coventry Health Care, Inc.(a)	300,357
6,550	Humana Inc.(a)	398,961
4,500	Laboratory Corp. of America Holdings(a)(b)	352,170
62,360	Pfizer Inc.	1,594,545
6,258	Quest Diagnostics, Inc.(b)	323,226
50,900	Schering-Plough Corp.(b)	1,549,396
35,710	UnitedHealth Group, Inc.	1,826,209
		7,005,875
INDUSTRIALS: 11.0%
9,122	Danaher Corp.(b)	688,711
25,280	General Dynamics Corp.(b)	1,977,402
46,770	General Electric Co.	1,790,356
17,640	Illinois Tool Works Inc.(b)	955,911
988	PACCAR, Inc.(b)	85,995
		5,498,375
INFORMATION TECHNOLOGY: 19.6%
4,000	Apple Inc.(a)	488,160
79,617	Cisco Systems, Inc.(a)(b)	2,217,333
74,350	Dell Inc.(a)(b)	2,122,693
1,860	eBay, Inc.(a)(b)	59,855
24,100	EMC Corp.(a)	436,210
5,801	International Business Machines Corp. (IBM)(b)	610,555
10,700	Jabil Circuit, Inc.	236,149

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
INFORMATION TECHNOLOGY, Continued
18,200	Microsoft Corp.	$536,354
66,332	Oracle Corp.(a)(b)	1,307,404
2,800	QUALCOMM Inc.	121,492
57,918	Symantec Corp.(a)(b)	1,169,944
25,900	Xerox Corp.(a)	478,632
		9,784,781
MATERIALS: 3.9%
8,940	Nucor Corp.(b)	524,331
19,990	Praxair, Inc.(b)	1,439,080
		1,963,411
Total Common Stocks (Cost $45,152,026)		49,605,616
SHORT TERM INVESTMENT: 0.5%
Money Market Investment: 0.5%
239,904	First American Prime Obligations Fund	239,904
Total Short Term Investment (Cost $239,904)		239,904

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 45.2%
COMMERCIAL PAPER: 18.0%
$1,096,027	Chesham FNC/Chesham LLC, 5.402%, 07/02/07	1,096,027
1,092,321	Duke Funding, 5.372%, 07/25/07	1,092,321
1,096,510	Fenway Funding, 5.402%, 07/02/07	1,096,510
1,092,639	KKR Atlantic Funding Trust, 5.365%, 07/23/07	1,092,639
468,274	Laguna ABS Ltd., 5.351%, 07/23/07	468,274
623,438	Laguna ABS Ltd., 5.359%, 08/02/07	623,438
936,961	Ocala Funding LLC, 5.359%, 07/20/07	936,961
313,289	Park Granada LLC, 5.403%, 07/02/07	313,289
469,726	RAMS Funding LLC, 5.332%, 07/02/07	469,726
624,923	RAMS Funding LLC, 5.372%, 07/17/07	624,923
156,552	Valcour Bay Capital Co., LLC, 5.333%, 07/03/07	156,552
1,015,042	Valcour Bay Capital Co., LLC, 5.355%, 07/20/07	1,015,042
		8,985,702
REPURCHASE AGREEMENTS: 26.7%
7,832,214	Citigroup Global, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by U.S. Government & Agency Collateralized Mortgage Obligations & Israel Government Collateralized Mortgage Obligations, valued at $8,008,434. Repurchase proceeds are $7,833,394.)	7,832,214
2,349,664	Credit Suisse, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by various corporate bonds, valued at $2,467,753. Repurchase proceeds are $2,350,018.)	2,349,664

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount		Value
REPURCHASE AGREEMENTS, Continued
$3,132,886	Merrill Lynch, 5.435%, Dated 06/29/07, Due 07/02/07, (Collateralized by a Washington Mutual Collateralized Mortgage Obligation, valued at $3,290,287. Repurchase proceeds are $3,133,358.)	$3,132,886
		13,314,764

Shares
MONEY MARKET INVESTMENTS: 0.5%
184,264	AIM Short-Term Liquid Assets Portfolio – Institutional Class	184,264
43,253	Federated Prime Obligations Fund	43,253
		227,517
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $22,527,983)		22,527,983
TOTAL INVESTMENTS (Cost $67,919,913), 145.2%		72,373,503
LIABILITIES IN EXCESS OF OTHER ASSETS, (45.2)%		(22,531,049)
TOTAL NET ASSETS, 100.0%		$49,842,454

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 99.4%
CONSUMER DISCRETIONARY: 8.0%
2,571	Brunswick Corp.(b)	$83,892
14,650	CBS Corp. — Class B	488,138
235	Citadel Broadcasting Corp.	1,516
14,190	Comcast Corp. — Class A(a)(b)	399,023
6,100	Hasbro, Inc.(b)	191,601
2,666	Idearc Inc.	94,190
5,100	Jones Apparel Group, Inc.	144,075
2,000	KB Home	78,740
2,629	Leggett & Platt, Inc.(b)	57,969
5,118	Limited, Inc.(b)	140,489
37,900	Macy's, Inc.	1,507,662
4,522	Nordstrom, Inc.(b)	231,165
55,262	Time Warner, Inc.	1,162,712
1,300	VF Corp.(b)	119,054
3,068	Walt Disney Co./The(b)	104,741
		4,804,967
CONSUMER STAPLES: 0.6%
1,900	Altria Group, Inc.	133,266
5,860	CVS Caremark Corp.	213,597
1,314	Kraft Foods Inc. — Class A(b)	46,319
		393,182
ENERGY: 6.7%
16,372	Chevron Corp.(b)	1,379,177
18,128	ConocoPhillips(b)	1,423,048

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
ENERGY, Continued
2,162	Devon Energy Corp.(b)	$169,263
4,184	Marathon Oil Corp.	250,873
8,502	Occidental Petroleum Corp.	492,096
4,156	Valero Energy Corp.	306,962
		4,021,419
FINANCIALS: 30.1%
4,814	ACE Ltd.	300,971
7,387	Aflac, Inc.(b)	379,692
10,625	Allstate Corp./The(b)	653,544
28,794	Bank of America Corp.	1,407,738
30,200	CB Richard Ellis Group, Inc. — Class A(a)(b)	1,102,300
31,171	Chubb Corp./The	1,687,598
34,739	Citigroup, Inc.	1,781,763
8,200	Genworth Financial, Inc. — Class A	282,080
3,894	Hartford Financial Services Group, Inc.	383,598
20,934	JP Morgan Chase & Co.	1,014,252
3,208	MBIA, Inc.(b)	199,602
37,539	Metlife, Inc.(b)	2,420,515
2,800	Plum Creek Timber Co., Inc.(b)	116,648
16,232	Progressive Corp./The	388,432
21,500	ProLogis	1,223,350
6,552	Prudential Financial, Inc.	637,051
5,100	SAFECO Corp.(b)	317,526
2,600	Simon Property Group, Inc.(b)	241,904
10,250	Travelers Companies, Inc./The	548,375
11,628	UnumProvident Corp.(b)	303,607
35,845	Wachovia Corp.(b)	1,837,056
23,628	Wells Fargo & Co.	830,997
		18,058,599
HEALTH CARE: 1.4%
5,200	AmerisourceBergen Corp.	257,244
10,200	Amgen Inc.(a)(b)	563,958
		821,202
INDUSTRIALS: 22.7%
2,500	3M Co.(b)	216,975
11,400	CSX Corp.	513,912
19,800	Cummins, Inc.	2,003,958
4,391	Deere & Co.(b)	530,169
8,124	General Dynamics Corp.(b)	635,459
55,130	General Electric Co.	2,110,376
3,400	Honeywell International, Inc.(b)	191,352
15,546	Ingersoll-Rand Co., Ltd. — Class A	852,232
7,584	Norfolk Southern Corp.	398,691
10,686	Northrop Grumman Corp.	832,119

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
INDUSTRIALS, Continued
21,225	PACCAR, Inc.(b)	$1,847,424
8,800	Raytheon Co.	474,232
82,668	Tyco International Ltd.	2,793,352
3,400	United Technologies Corp.	241,162
		13,641,413
INFORMATION TECHNOLOGY: 3.4%
24,200	CA Inc.(b)	625,086
17,600	Electronic Data Systems Corp.(b)	488,048
15,000	EMC Corp.(a)	271,500
10,000	Hewlett-Packard Co.(b)	446,200
35,000	Sun Microsystems, Inc.(a)(b)	184,100
		2,014,934
MATERIALS: 6.6%
5,600	Ashland Inc.	358,120
50,950	Dow Chemical Co./The(b)	2,253,009
5,665	Eastman Chemical Co.(b)	364,429
1,600	Louisiana-Pacific Corp.(b)	30,272
4,218	Nucor Corp.(b)	247,386
5,600	Rohm & Haas Co.(b)	306,208
4,000	United States Steel Corp.	435,000
		3,994,424
TELECOMMUNICATION SERVICES: 8.2%
65,522	AT&T, Inc.	2,719,163
53,326	Verizon Communications, Inc.(b)	2,195,432
		4,914,595
UTILITIES: 11.7%
42,600	American Electric Power Co., Inc.	1,918,704
5,000	Consolidated Edison, Inc.(b)	225,600
20,359	Exelon Corp.	1,478,063
5,300	Integrys Energy Group, Inc.	268,869
26,400	NiSource, Inc.(b)	546,744
2,400	PG&E Corp.	108,720
7,900	PPL Corp.	369,641
18,800	Sempra Energy(b)	1,113,524
20,200	Southern Co./The(b)	692,658
14,000	Xcel Energy, Inc.(b)	286,580
		7,009,103
Total Common Stocks (Cost $49,692,837)		59,673,838
WARRANTS & RIGHTS: 0.0%
111	Seagate Technology, Inc. Tax Refund Rights(a)	0
Total Warrants & Rights (Cost $0)		0

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
SHORT TERM INVESTMENT: 0.5%
Money Market Investment: 0.5%
278,169	First American Prime Obligations Fund	$278,169
Total Short Term Investment
(Cost $278,169)		278,169
Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 41.5%
COMMERCIAL PAPER: 16.6%
$1,210,346	Chesham FNC/Chesham LLC, 5.402%, 07/02/07	1,210,346
1,206,252	Duke Funding, 5.372%, 07/25/07	1,206,252
1,210,878	Fenway Funding, 5.402%, 07/02/07	1,210,878
1,206,602	KKR Atlantic Funding Trust, 5.365%, 07/23/07	1,206,602
517,116	Laguna ABS Ltd., 5.351%, 07/23/07	517,116
688,463	Laguna ABS Ltd., 5.359%, 08/02/07	688,463
1,034,690	Ocala Funding LLC, 5.359%, 07/20/07	1,034,690
345,965	Park Granada LLC, 5.403%, 07/02/07	345,965
518,719	RAMS Funding LLC, 5.332%, 07/02/07	518,719
690,103	RAMS Funding LLC, 5.372%, 07/17/07	690,103
172,880	Valcour Bay Capital Co., LLC, 5.333%, 07/03/07	172,880
1,120,911	Valcour Bay Capital Co., LLC, 5.355%, 07/20/07	1,120,911
		9,922,925
REPURCHASE AGREEMENTS: 24.5%
8,649,125	Citigroup Global, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by U.S. Government & Agency Collateralized Mortgage Obligations & Israel Government Collateralized Mortgage Obligations, valued at $8,843,723. Repurchase proceeds are $8,650,428.)	8,649,125
2,594,738	Credit Suisse, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by various corporate bonds, valued at $2,725,143. Repurchase proceeds are $2,595,129.)	2,594,738
3,459,649	Merrill Lynch, 5.435%, Dated 06/29/07, Due 07/02/07, (Collateralized by a Washington Mutual Collateralized Mortgage Obligation, valued at $3,633,469. Repurchase proceeds are $3,460,172.)	3,459,649
		14,703,512

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
MONEY MARKET INVESTMENTS: 0.4%
203,484	AIM Short-Term Liquid Assets Portfolio — Institutional Class	$203,484
47,766	Federated Prime Obligations Fund	47,766
		251,250
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $24,877,687)		24,877,687
TOTAL INVESTMENTS (Cost $74,848,693), 141.4%		84,829,694
LIABILITIES IN EXCESS OF OTHER ASSETS, (41.4)%		(24,831,087)
TOTAL NET ASSETS, 100.0%		$59,998,607

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 99.1%
CONSUMER DISCRETIONARY: 18.1%
45,218	American Eagle Outfitters	$1,160,294
40,757	Brinker International, Inc.(b)	1,192,957
22,700	CarMax, Inc.(a)(b)	578,850
14,732	CEC Entertainment Inc.(a)	518,566
15,509	Darden Restaurants, Inc.	682,241
66,604	Dress Barn, Inc./The(a)(b)	1,366,714
3,400	GameStop Corp. — Class A(a)	132,940
23,218	International Speedway Corp. — Class A	1,223,821
44,892	PetSmart, Inc.(b)	1,456,746
22,080	Rent-A-Center, Inc.(a)	579,158
19,086	Ross Stores, Inc.(b)	587,849
		9,480,136
CONSUMER STAPLES: 3.7%
13,216	NBTY, Inc.(a)	570,931
19,640	Pepsi Bottling Group, Inc./The	661,475
45,709	Playtex Products, Inc.(a)	676,951
		1,909,357
ENERGY: 9.6%
56,808	Encore Acquisition Co.(a)(b)	1,579,262
659	Newfield Exploration Co.(a)	30,018
36,827	Pioneer Natural Resources Co.(b)	1,793,843
20,587	Sunoco, Inc.	1,640,372
		5,043,495

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
FINANCIALS: 8.1%
21,724	Brown & Brown, Inc.(b)	$546,141
21,333	Federated Investors, Inc. — Class B	817,694
51,471	Nara Bancorp, Inc.(b)	819,933
40,872	W.R. Berkley Corp.	1,329,975
27,000	Waddell & Reed Financial, Inc.(b)	702,270
		4,216,013
HEALTH CARE: 18.0%
23,375	AmSurg Corp.(a)	564,272
44,433	Applera Corp. — Applied Biosystems Group	1,356,984
16,317	Apria Healthcare Group Inc.(a)	469,440
12,943	Coventry Health Care, Inc.(a)	746,164
17,152	Cytyc Corp.(a)(b)	739,423
32,862	DJO Inc.(a)(b)	1,356,215
10,400	Humana Inc.(a)	633,464
18,193	IMS Health Inc.	584,541
16,669	Lincare Holdings Inc.(a)	664,260
38,723	Mylan Laboratories Inc.(b)	704,371
55,788	Par Pharmaceutical Companies, Inc.(a)(b)	1,574,895
		9,394,029
INDUSTRIALS: 15.5%
18,678	AMETEK, Inc.(b)	741,143
37,638	Cubic Corp.	1,135,915
17,548	Donaldson Co., Inc.(b)	623,832
26,372	EnPro Industries, Inc.(a)	1,128,458
16,596	Equifax Inc.(b)	737,194
13,100	Jacobs Engineering Group Inc.(a)	753,381
13,037	Pitney Bowes Inc.(b)	610,392
22,125	Republic Services, Inc.	677,910
9,200	Rockwell Collins, Inc.(b)	649,888
20,840	Watson Wyatt Worldwide Inc. — Class A(b)	1,052,003
		8,110,116
INFORMATION TECHNOLOGY: 18.3%
24,167	Convergys Corp.(a)	585,808
24,351	eFunds Corp.(a)(b)	859,347
11,012	Fair Isaac Corp.	441,801
13,631	Fidelity National Information Services, Inc.	739,891
34,784	Global Payments, Inc.(b)	1,379,186
21,229	Intuit Inc.(a)(b)	638,568
26,630	Jack Henry & Associates, Inc.	685,722
30,059	Lam Research Corp.(a)(b)	1,545,033
13,400	NCR Corp.(a)(b)	704,036
35,864	QLogic Corp.(a)(b)	597,135
71,925	Western Digital Corp.(a)	1,391,749
		9,568,276

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
MATERIALS: 7.8%
15,418	Airgas, Inc.	$738,522
13,500	Ball Corp.(b)	717,795
27,535	Chaparral Steel Co.	1,978,941
19,600	Commercial Metals Co.	661,892
		4,097,150
Total Common Stocks (Cost $47,233,743)		51,818,572
SHORT TERM INVESTMENT: 1.0%
Money Market Investment: 1.0%
527,029	First American Prime Obligations Fund	527,029
Total Short Term Investment (Cost $527,029)		527,029

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 44.3%
COMMERCIAL PAPER: 17.7%
$1,127,246	Chesham FNC/Chesham LLC, 5.402%, 07/02/07	1,127,246
1,123,434	Duke Funding, 5.372%, 07/25/07	1,123,434
1,127,742	Fenway Funding, 5.402%, 07/02/07	1,127,742
1,123,762	KKR Atlantic Funding Trust, 5.365%, 07/23/07	1,123,762
481,612	Laguna ABS Ltd., 5.351%, 07/23/07	481,612
641,196	Laguna ABS Ltd., 5.359%, 08/02/07	641,196
963,649	Ocala Funding LLC, 5.359%, 07/20/07	963,649
322,212	Park Granada LLC, 5.403%, 07/02/07	322,212
483,106	RAMS Funding LLC, 5.332%, 07/02/07	483,106
642,723	RAMS Funding LLC, 5.372%, 07/17/07	642,723
161,011	Valcour Bay Capital Co., LLC, 5.333%, 07/03/07	161,011
1,043,954	Valcour Bay Capital Co., LLC, 5.355%, 07/20/07	1,043,954
		9,241,647
REPURCHASE AGREEMENTS: 26.2%
8,055,303	Citigroup Global, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by U.S. Government & Agency Collateralized Mortgage Obligations & Israel Government Collateralized Mortgage Obligations, valued at $8,236,543. Repurchase proceeds are $8,056,517.)	8,055,303
2,416,591	Credit Suisse, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by various corporate bonds, valued at $2,538,043. Repurchase proceeds are $2,416,955.)	2,416,591
3,222,121	Merrill Lynch, 5.435%, Dated 06/29/07, Due 07/02/07, (Collateralized by a Washington Mutual Collateralized Mortgage Obligation, valued at $3,384,006. Repurchase proceeds are $3,222,608.)	3,222,121
		13,694,015

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
MONEY MARKET INVESTMENTS: 0.4%
189,513	AIM Short-Term Liquid Assets Portfolio — Institutional Class	$189,513
44,485	Federated Prime Obligations Fund	44,485
		233,998
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $23,169,660)		23,169,660
TOTAL INVESTMENTS (Cost $70,930,432), 144.4%		75,515,261
LIABILITIES IN EXCESS OF OTHER ASSETS, (44.4)%		(23,232,203)
TOTAL NET ASSETS, 100.0%		$52,283,058

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 98.8%
CONSUMER DISCRETIONARY: 8.4%
2,370	American Greetings Corp. — Class A(b)	$67,142
7,542	Ashworth, Inc.(a)	52,794
4,106	Barnes & Noble, Inc.	157,958
3,603	Bassett Furniture Industries, Inc.	49,181
2,800	Blue Nile, Inc.(a)(b)	169,120
3,500	Bob Evans Farms, Inc.	128,975
1,900	BorgWarner, Inc.	163,476
4,500	Brown Shoe Co, Inc.	109,440
5,720	Building Materials Holding Corp.(b)	81,167
2,900	Cato Corp./The — Class A(b)	63,626
4,700	Coinstar, Inc.(a)(b)	147,956
2,400	CPI Corp.	166,800
7,100	Foot Locker, Inc.	154,780
4,500	Furniture Brands International, Inc.(b)	63,900
3,800	GameStop Corp. — Class A(a)	148,580
1,700	Group 1 Automotive, Inc.	68,578
2,800	IHOP Corp.	152,404
6,500	JAKKS Pacific, Inc.(a)	182,910
5,900	Jo-Ann Stores, Inc.(a)(b)	167,737
6,800	Kellwood Co.	191,216
2,794	Landry's Restaurants, Inc.	84,546
8,800	Libbey Inc.(b)	189,816
6,700	Media General, Inc. — Class A	222,909

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
CONSUMER DISCRETIONARY, Continued
3,637	Men's Wearhouse, Inc./The	$185,742
3,361	Mohawk Industries, Inc.(a)(b)	338,755
5,700	O'Charley's Inc.	114,912
2,200	Oxford Industries, Inc.(b)	97,548
6,400	Payless Shoesource, Inc.(a)(b)	201,920
16,200	PEP Boys — Manny, Moe & Jack/The(b)	326,592
7,008	Pinnacle Entertainment, Inc.(a)	197,275
1,400	Red Robin Gourmet Burgers Inc.(a)	56,518
11,200	Saks, Inc.(b)	239,120
2,300	Scholastic Corp.(a)	82,662
3,200	Sonic Automotive, Inc.	92,704
2,232	Standard-Pacific Corp.(b)	39,127
4,000	Toll Brothers, Inc.(a)	99,920
		5,057,806
CONSUMER STAPLES: 0.5%
7,800	BJ's Wholesale Club, Inc.(a)	281,034
ENERGY: 4.7%
2,400	Arch Coal, Inc.	83,520
2,470	Bristow Group, Inc.(a)(b)	122,388
2,467	Forest Oil Corp.(a)	104,255
5,700	Hanover Compressor Co.(a)(b)	135,945
2,552	Helmerich & Payne, Inc.(b)	90,392
5,200	Lufkin Industries, Inc.	335,660
3,892	Newfield Exploration Co.(a)	177,281
4,250	Oceaneering International, Inc.(a)	223,720
4,397	Overseas Shipholding Group, Inc.	357,916
2,200	Peabody Energy Corp.(b)	106,436
3,629	Pioneer Natural Resources Co.(b)	176,769
4,500	SEACOR Holdings Inc.(a)	420,120
1,718	Swift Energy Co.(a)(b)	73,462
5,000	Weatherford International Ltd.(a)(b)	276,200
3,000	W-H Energy Services, Inc.(a)(b)	185,730
		2,869,794
FINANCIALS: 24.3%
6,685	AMB Property Corp.(b)	355,776
6,366	American Financial Group Inc.	217,399
7,296	AmeriCredit Corp.(a)(b)	193,709
3,705	Anchor BanCorp Wisconsin, Inc.(b)	97,034
4,600	Associated Banc-Corp	150,420
11,973	Astoria Financial Corp.(b)	299,804
2,600	Bank of New York Co., Inc./The	107,744
7,500	BankAtlantic Bancorp, Inc.(b)	64,575
2,069	Cash America International, Inc.(b)	82,036
4,400	Central Pacific Financial Corp.(b)	145,244

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
FINANCIALS, Continued
1,700	Cincinnati Financial Corp.(b)	$73,780
1,303	City National Corp.(b)	99,145
7,309	Colonial BancGroup, Inc./The	182,506
5,410	Colonial Properties Trust(b)	197,194
2,691	Delphi Financial Group, Inc.(b)	112,538
7,000	Developers Diversified Realty Corp.(b)	368,970
1,050	Downey Financial Corp.(b)	69,279
1,600	Entertainment Properties Trust(b)	86,048
2,332	Everest Re Group, Ltd.	253,348
1,600	Federal Realty Investments Trust(b)	123,616
18,116	Fidelity National Title Group, Inc.(b)	429,349
14,991	First American Financial Corp.(b)	742,054
8,000	First BanCorp. (Puerto Rico)(b)	87,920
3,400	Hanover Insurance Group Inc.	165,886
7,107	HCC Insurance Holdings, Inc.(b)	237,445
6,000	Health Care REIT, Inc.(b)	242,160
5,300	Highwoods Properties, Inc.(b)	198,750
4,743	Horace Mann Educators Corp.(b)	100,741
6,200	Hospitality Properties Trust(b)	257,238
5,267	IndyMac Bancorp, Inc.(b)	153,638
5,100	Investment Technology Group, Inc.(a)	220,983
3,866	Jefferies Group, Inc.(b)	104,305
2,700	LandAmerica Financial Group, Inc.(b)	260,523
10,800	Lexington Realty Trust(b)	224,640
7,795	Liberty Property Trust(b)	342,434
6,800	Macerich Co./The(b)	560,456
6,400	Mack-Cali Realty Corp.	278,336
2,300	Mercury General Corp.(b)	126,753
1,700	Northern Trust Corp.(b)	109,208
8,003	Old Republic International Corp.	170,144
5,500	Parkway Properties, Inc.	264,165
3,500	Piper Jaffray Companies, Inc.(a)	195,055
9,900	Plum Creek Timber Co., Inc.(b)	412,434
4,400	PMI Group Inc./The(b)	196,548
3,422	PNC Financial Services Group, Inc.	244,947
6,000	Potlatch Corp.(b)	258,300
5,602	Protective Life Corp.	267,832
4,200	PS Business Parks, Inc.	266,154
4,339	Radian Group, Inc.(b)	234,306
6,291	Raymond James Financial, Inc.	194,392
8,400	Rayonier Inc.(b)	379,176
4,500	Regency Centers Corp.	317,250
12,568	RLI Corp.	703,180
3,500	Selective Insurance Group(b)	94,080

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
FINANCIALS, Continued
7,300	Senior Housing Properties Trust(b)	$148,555
4,160	Stancorp Financial Group, Inc.	218,317
3,217	Sterling Financial Corp.	93,100
5,112	SWS Group, Inc.	110,521
11,900	UDR, Inc.(b)	312,970
2,800	Unitrin, Inc.	137,704
9,800	UnumProvident Corp.(b)	255,878
11,751	W.R. Berkley Corp.	382,378
4,198	Washington Federal, Inc.(b)	102,053
6,674	Webster Financial Corp.	284,780
5,100	Weingarten Realty Investors(b)	209,610
3,049	Zenith National Insurance Corp.(b)	143,577
		14,720,390
HEALTH CARE: 3.6%
4,400	Alpharma Inc. — Class A(b)	114,444
4,400	Analogic Corp.	323,444
3,200	Chemed Corp.(b)	212,128
1,853	Community Health Systems Inc.(a)	74,954
3,723	Cross Country Healthcare, Inc.(a)	62,100
4,000	Health Net Inc.(a)	211,200
1,800	LCA-Vision Inc.(b)	85,068
6,800	MGI Pharma, Inc.(a)(b)	152,116
24,700	Millennium Pharmaceuticals, Inc.(a)(b)	261,079
3,000	Omnicare, Inc.	108,180
4,408	Parexel International Corp.(a)	185,400
2,300	PerkinElmer, Inc.	59,938
3,800	Perrigo Co.(b)	74,404
2,272	Sunrise Senior Living, Inc.(a)	90,857
9,100	Valeant Pharmaceuticals International	151,879
		2,167,191
INDEX FUND: 0.3%
5,200	Utilities Select Sector SPDR Fund(b)	205,816
INDUSTRIALS: 18.6%
2,400	A.O. Smith Corp.	95,736
7,639	AAR Corp.(a)(b)	252,163
2,600	Alaska Air Group, Inc.(a)(b)	72,436
2,500	Albany International Corp. — Class A(b)	101,100
10,114	Applied Industrial Technologies, Inc.(b)	298,363
12,300	Applied Signal Technology, Inc.	192,003
2,599	Arkansas Best Corp.(b)	101,283
4,837	Astec Industries, Inc.(a)	204,218
4,274	Belden CDT, Inc.	236,566
3,500	Briggs & Stratton Corp.	110,460
3,400	Consolidated Graphics, Inc.(a)	235,552

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
INDUSTRIALS, Continued
4,578	Curtiss-Wright Corp.	$213,380
4,133	DRS Technologies, Inc.	236,697
5,849	Esterline Technologies Corp.(a)(b)	282,565
9,300	Federal Signal Corp.	147,498
5,018	Flowserve Corp.	359,289
1,000	Fluor Corp.	111,370
7,920	Gardner Denver, Inc.(a)	336,996
1,600	Granite Construction, Inc.	102,688
2,600	Heidrick & Struggles International, Inc.(a)(b)	133,224
5,000	Hub Group, Inc.(a)(b)	175,800
5,900	Hubbell Inc. — Class B	319,898
2,250	IDEX Corp.	86,715
4,900	Joy Global, Inc.(b)	285,817
4,000	Lennox International, Inc.	136,920
3,300	Manitowoc Co.	265,254
4,000	Manpower Inc.(b)	368,960
4,883	Moog, Inc.(a)	215,389
4,900	MSC Industrial Direct Co., Inc.(b)	269,500
2,043	Mueller Industries, Inc.(b)	70,361
9,400	Pentair, Inc.(b)	362,558
2,800	Precision Castparts Corp.	339,808
4,100	Quanta Services, Inc.(a)(b)	125,747
4,244	Robbins & Myers, Inc.	225,484
3,700	Roper Industries, Inc.(b)	211,270
4,154	Sequa Corp.(a)	465,248
7,300	Shaw Group Inc./The(a)	337,917
2,200	SkyWest, Inc.(b)	52,426
2,800	SPX Corp.(b)	245,868
11,500	Standard Register Co./The	131,100
2,000	Teleflex Inc.(b)	163,560
3,900	Thomas & Betts Corp.(a)	226,200
12,470	Timken Co./The	450,292
3,000	Tredegar Corp.	63,900
5,350	Trinity Industries, Inc.(b)	232,939
7,000	United Rentals, Inc.(a)	227,780
4,933	Universal Forest Products, Inc.(b)	208,468
2,900	URS Corp.(a)(b)	140,795
8,600	Wabash National Corp.	125,818
3,844	Watsco, Inc.(b)	209,114
2,853	Watts Water Technologies, Inc.(b)	106,902
7,711	Werner Enterprises, Inc.(b)	155,377
7,752	Woodward Governor Co.(b)	416,050
		11,242,822

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
INFORMATION TECHNOLOGY: 13.3%
6,725	Agilysys, Inc.	$151,313
2,020	Anixter International, Inc.(a)(b)	151,924
12,427	Arrow Electronics, Inc.(a)(b)	477,570
18,500	Atmel Corp.(a)	102,860
3,100	ATMI, Inc.(a)(b)	93,000
15,503	Avnet, Inc.(a)(b)	614,539
3,000	Avocent Corp.(a)(b)	87,030
11,900	Axcelis Technologies, Inc.(a)(b)	77,231
2,200	Bel Fuse Inc. — Class B	74,866
6,150	Benchmark Electronics, Inc.(a)(b)	139,113
3,069	Black Box Corp.	126,995
12,300	Brooks Automation, Inc.(a)(b)	223,245
15,273	Cadence Design Systems, Inc.(a)(b)	335,395
5,751	CheckFree Corp.(a)(b)	231,190
12,600	Cypress Semiconductor Corp.(a)	293,454
4,500	F5 Networks, Inc.(a)(b)	362,700
7,160	Fair Isaac Corp.	287,259
13,200	Fairchild Semiconductor International, Inc.(a)(b)	255,024
7,215	Fidelity National Information Services, Inc.	391,630
6,000	Harmonic Inc.(a)(b)	53,220
8,900	Ingram Micro Inc. — Class A(a)	193,219
4,710	Insight Enterprises, Inc.(a)(b)	106,305
4,000	International Rectifier Corp.(a)(b)	149,040
14,300	Intersil Corp.	449,878
1,000	Itron, Inc.(a)(b)	77,940
7,500	JDA Software Group, Inc.(a)	147,225
5,300	Lam Research Corp.(a)(b)	272,420
13,200	Lattice Semiconductor Corp.(a)(b)	75,504
5,300	Macrovision Corp.(a)(b)	159,318
1,100	MEMC Electronic Materials, Inc.(a)	67,232
6,057	Methode Electronics, Inc.	94,792
4,900	Microchip Technology, Inc.(b)	181,496
7,500	Polycom, Inc.(a)	252,000
16,800	RF Micro Devices, Inc.(a)(b)	104,832
4,115	SanDisk Corp.(a)	201,388
4,300	Tech Data Corp.(a)	165,378
11,095	THQ, Inc.(a)(b)	338,619
6,500	Tollgrade Communications, Inc.(a)	68,575
2,800	Trimble Navigation Ltd.(a)(b)	90,160
1,800	Varian Semiconductor Equipment Associates, Inc.(a)	72,108
17,200	Vishay Intertechnology, Inc.(a)	272,104
		8,069,091

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
MATERIALS: 10.6%
3,000	A. M. Castle & Co.	$107,730
13,600	Albemarle Corp.	524,008
3,592	AptarGroup, Inc.	127,731
2,900	Arch Chemicals, Inc.(b)	101,906
5,523	Cabot Corp.	263,337
20,700	Chemtura Corp.(b)	229,977
6,308	Commercial Metals Co.	213,021
2,300	Cytec Industries, Inc.	146,671
4,700	Deltic Timber Corp.	257,654
8,500	Ferro Corp.	211,905
3,400	FMC Corp.	303,926
9,600	H.B. Fuller Co.	286,944
5,000	Louisiana-Pacific Corp.(b)	94,600
6,620	Lubrizol Corp.	427,321
15,200	Lyondell Chemical Co.	564,224
3,356	Minerals Technologies, Inc.	224,684
5,900	Packaging Corp. of America	149,329
26,600	PolyOne Corp.(a)	191,254
8,949	Quanex Corp.(b)	435,816
4,706	Reliance Steel & Aluminum Co.	264,760
7,391	RPM International, Inc.(b)	170,806
2,308	RTI International Metals, Inc.(a)(b)	173,954
5,478	Ryerson, Inc.(b)	206,247
7,899	Schulman (A.), Inc.	192,183
3,800	Steel Dynamics, Inc.(b)	159,258
1,800	Texas Industries, Inc.(b)	141,138
11,900	Wausau Paper Corp.	159,460
3,200	Worthington Industries, Inc.(b)	69,280
		6,399,124
TELECOMMUNICATION SERVICES: 1.5%
10,100	Neustar, Inc. — Class A(a)(b)	292,597
9,800	Telephone and Data Systems, Inc.	613,186
		905,783
UTILITIES: 13.0%
2,500	AGL Resources, Inc.	101,200
3,100	ALLETE, Inc.	145,855
2,800	Alliant Energy Corp.(b)	108,780
9,600	American States Water Co.(b)	341,472
6,500	Atmos Energy Corp.	195,390
16,470	Avista Corp.	354,928
2,400	Black Hills Corp.(b)	95,400
6,700	Centerpoint Energy, Inc.(b)	116,580
3,732	Central Vermont Public Service Corp.(b)	140,622
6,900	CH Energy Group, Inc.(b)	310,293

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
UTILITIES, Continued
7,000	CMS Energy Corp.	$120,400
8,500	DPL Inc.(b)	240,890
5,000	Equitable Resources, Inc.	247,800
5,390	Great Plains Energy Inc.(b)	156,957
5,500	IDACORP, Inc.	176,220
4,100	Integrys Energy Group, Inc.	207,993
15,400	MDU Resources Group, Inc.(b)	431,816
7,700	National Fuel Gas Co.(b)	333,487
2,500	New Jersey Resources Corp.(b)	127,550
11,400	NiSource, Inc.(b)	236,094
8,100	Northeast Utilities(b)	229,716
3,856	OGE Energy Corp.	141,322
9,703	ONEOK, Inc.	489,128
14,839	Pepco Holdings, Inc.	418,460
2,700	Piedmont Natural Gas Co., Inc.(b)	66,555
3,183	PNM Resources, Inc.(b)	88,456
1,600	Questar Corp.	84,560
3,432	SCANA Corp.	131,411
54,410	Sierra Pacific Resources(a)	955,440
5,300	TECO Energy, Inc.(b)	91,054
5,984	UGI Corp.	163,243
8,833	UIL Holdings Corp.	292,372
5,695	Unisource Energy Corp.(b)	187,309
2,700	Vectren Corp.(b)	72,711
5,900	Westar Energy, Inc.(b)	143,252
2,300	Wisconsin Energy Corp.	101,729
		7,846,445
Total Common Stocks (Cost $47,189,899)		59,765,296
SHORT TERM INVESTMENT: 1.2%
Money Market Investment: 1.2%
737,335	First American Prime Obligations Fund	737,335
Total Short Term Investment (Cost $737,335)		737,335

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 45.5%
COMMERCIAL PAPER: 18.1%
$1,337,225	Chesham FNC/Chesham LLC, 5.402%, 07/02/07	$1,337,225
1,332,704	Duke Funding, 5.372%, 07/25/07	1,332,704
1,337,814	Fenway Funding, 5.402%, 07/02/07	1,337,814
1,333,092	KKR Atlantic Funding Trust, 5.365%, 07/23/07	1,333,092
571,325	Laguna ABS Ltd., 5.351%, 07/23/07	571,325
760,635	Laguna ABS Ltd., 5.359%, 08/02/07	760,635
1,143,154	Ocala Funding LLC, 5.359%, 07/20/07	1,143,154
382,233	Park Granada LLC, 5.403%, 07/02/07	382,233
573,097	RAMS Funding LLC, 5.332%, 07/02/07	573,097
762,447	RAMS Funding LLC, 5.372%, 07/17/07	762,447
191,004	Valcour Bay Capital Co., LLC, 5.333%, 07/03/07	191,004
1,238,417	Valcour Bay Capital Co., LLC, 5.355%, 07/20/07	1,238,417
		10,963,147
REPURCHASE AGREEMENTS: 26.9%
9,555,815	Citigroup Global, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by U.S. Government & Agency Collateralized Mortgage Obligations & Israel Government Collateralized Mortgage Obligations, valued at $9,770,815. Repurchase proceeds are $9,557,255.)	9,555,815
2,866,744	Credit Suisse, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by various corporate bonds, valued at $3,010,821. Repurchase proceeds are $2,867,176.)	2,866,744
3,822,326	Merrill Lynch, 5.435%, Dated 06/29/07, Due 07/02/07, (Collateralized by a Washington Mutual Collateralized Mortgage Obligation, valued at $4,014,366. Repurchase proceeds are $3,822,903.)	3,822,326
		16,244,885

Shares
MONEY MARKET INVESTMENTS: 0.5%
224,815	AIM Short-Term Liquid Assets Portfolio — Institutional Class	224,815
52,772	Federated Prime Obligations Fund	52,772
		277,587
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $27,485,619)		27,485,619
TOTAL INVESTMENTS (Cost $75,412,853), 145.5%		87,988,250
LIABILITIES IN EXCESS OF OTHER ASSETS, (45.5)%		(27,510,477)
TOTAL NET ASSETS, 100.0%		$60,477,773

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 99.7%
BRAZIL: 8.1%
12,450	Aracruz Celulose SA, ADR	$824,688
75,400	Banco Bradesco SA, ADR(b)	1,817,894
20,300	Banco Itau Holding Financeira SA, ADR(b)	902,132
1,600	Companhia de Bebidas das Americas-CM, ADR(b)	112,320
8,000	Companhia de Bebidas das Americas-PR, ADR	560,000
125,800	Companhia de Concessoes Rodoviarias	2,315,790
25,400	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	1,119,632
98,100	Companhia Energetica de Minas Gerais SA, ADR(b)	2,069,910
37,800	Companhia Siderurgica Nacional SA, ADR(b)	1,955,016
78,700	Companhia Vale Do Rio Doce, ADR(b)	3,506,085
56,200	Gerdau SA, ADR(b)	1,445,464
43,300	Petroleo Brasileiro SA, ADR	4,619,244
383,000	Sadia SA	1,782,965
59,000	Souza Cruz SA	1,416,122
41,800	Tractebel Energia SA(a)	465,672
31,200	Uniao de Bancos Brasileiros SA (Unibanco), GDR	3,521,544
17,600	Usinas Siderurgicals de Minas Gerais SA	1,003,629
		29,438,107
FRANCE: 14.0%
33,000	Air France-KLM(b)	1,544,928
72,100	AXA SA, ADR(b)	3,103,184
17,558	BNP Paribas	2,099,783
7,300	Casino Guichard-Perrachon SA(b)	741,017

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
FRANCE, Continued
13,700	CNP Assurances(b)	$1,760,594
18,500	Compagnie de Saint-Gobain	2,087,494
9,950	Compagnie Generale des Etablissements Michelin	1,398,535
30,525	Credit Agricole SA(b)	1,247,276
19,600	European Aeronautic Defense and Space Co.(b)	639,848
35,000	France Telecom SA	966,367
44,900	France Telecom SA, ADR	1,233,852
7,800	Gecina SA(b)	1,309,061
6,900	Imerys SA(a)(b)	701,440
9,500	Klepierre	1,619,185
15,500	Lafarge SA	2,840,495
19,500	M6 Metropole Television	636,848
91,000	PagesJaunes SA	1,917,669
12,500	PPR	2,191,920
15,800	PSA Peugeot Citroen	1,278,371
12,400	Renault SA	2,000,682
61,250	Sanofi-Aventis, ADR	2,466,538
25,500	Societe BIC SA	1,883,035
15,960	Societe Generale	2,970,804
48,000	Suez SA(b)	2,760,398
18,200	Thales SA(b)	1,116,362
64,600	Thomson(b)	1,235,431
62,450	Total Fina Elf SA, ADR	5,057,201
16,600	Valeo SA	894,425
10,800	Vinci SA(a)(b)	810,968
7,350	Vivendi	317,437
		50,831,148
GERMANY: 14.2%
22,718	Allianz AG	5,307,067
10,104	Altana AG(b)	244,515
23,800	BASF AG, ADR(b)	3,110,898
28,900	Bayer AG, ADR	2,176,170
12,200	Celesio AG	795,225
30,100	Commerzbank AG	1,436,049
48,600	DaimlerChrysler AG(b)	4,468,770
28,700	Deutsche Bank AG(b)	4,154,038
69,540	Deutsche Post AG	2,253,215
141,800	Deutsche Telekom AG, ADR(b)	2,610,538
11,650	Douglas Holding AG	761,109
27,580	E. On AG	4,613,402
12,504	Heidelberger Druckmaschinen AG	604,680
8,340	Hochtief AG	909,798
8,660	Hypo Real Estate Holding AG	560,963
18,350	MAN AG	2,630,121

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
GERMANY, Continued
13,794	Metro AG	$1,142,577
27,536	RWE AG	2,925,968
5,396	Salzgitter AG	1,037,791
43,500	Siemens AG, ADR(b)	6,223,110
18,230	Thyssen Krupp AG	1,081,932
15,590	Volkswagen AG	2,482,668
		51,530,604
HUNGARY: 4.0%
18,350	Gedeon Richter Nyrt	3,690,030
408,300	Magyar Telekom Nyrt	2,226,026
19,700	MOL Hungarian Oil and Gas Plc	2,990,017
99,475	OTP Bank Nyrt	5,777,601
		14,683,674
ITALY: 12.0%
55,000	Assicurazioni Generali SpA(b)	2,215,335
602,996	Banca Intesa SpA	4,513,187
360,000	Banca Monte dei Paschi di Siena SpA(b)	2,443,527
50,000	Benetton Group SpA	875,685
220,000	Bulgari SpA	3,546,322
150,000	Capitalia SpA	1,496,244
73,000	Enel SpA, ADR(b)	3,920,100
46,000	Fiat SpA	1,374,054
73,000	Finmeccanica SpA(b)	2,255,654
100,000	Italcementi SpA(b)	3,102,118
81,000	Luxottica Group SpA	3,155,146
1,800,000	Pirelli & C. SpA(a)	2,153,617
735,000	Snam Rete Gas SpA	4,362,151
51,900	Telecom Italia SpA, ADR(b)	1,425,174
775,000	Unicredito Italiano SpA	6,954,389
		43,792,703
NORWAY: 9.6%
266,100	DNB NOR ASA	3,438,527
20,500	Frontline Ltd.(b)	950,788
171,600	Norsk Hydro ASA(a)(b)	6,634,752
406,500	Orkla ASA	7,720,601
886,000	Pan Fish ASA(a)	964,587
107,300	Statoil ASA	3,338,938
85,300	Statoil ASA, ADR(b)	2,645,153
137,200	Storebrand ASA	2,142,823
158,600	Telenor ASA	3,113,126
129,800	Yara International ASA	3,918,025
		34,867,320
REPUBLIC OF KOREA (SOUTH): 11.8%
20,000	Cheil Industries Inc.	961,195

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
REPUBLIC OF KOREA (SOUTH), Continued
7,200	Daelim Industrial Co., Ltd.	$1,071,602
24,500	Daishin Securities Co.	792,932
22,400	Dongbu Insurance Co., Ltd.	751,637
108,200	Hanjin Heavy Industries & Construction Co., Ltd.(b)	7,682,979
19,200	Hanjin Shipping Co., Ltd.	845,852
9,300	Hyundai Heavy Industries Co., Ltd.	3,472,966
49,000	Kia Motors Corp.(a)	763,760
9,200	Kookmin Bank, ADR(a)	807,024
124,000	Korea Electric Power Corp., ADR	2,715,600
49,500	KT Freetel Co., Ltd.	1,527,034
27,900	LG Electronics Inc.	2,307,258
28,219	LG International Corp.	949,949
20,800	LG Petrochemical Co., Ltd.	811,647
17,500	LS Cable Ltd.	1,227,472
25,350	Posco, ADR(a)(b)	3,042,000
92,000	Pusan Bank	1,329,437
25,600	Samsung Corp.(b)	1,255,269
21,500	Samsung Electro-Mechanics Co., Ltd.	1,177,572
5,750	Samsung Electronics Co., Ltd.	3,522,758
15,800	Samsung SDI Co., Ltd.	1,026,141
23,350	Shinhan Financial Group Co., Ltd.	1,420,436
8,300	Shinhan Financial Group Co., Ltd., ADR(a)	1,016,667
12,800	SK Corp.	1,863,506
18,950	SK Telecom Co., Ltd., ADR(b)	518,282
		42,860,975
SOUTH AFRICA: 7.0%
18,858	Anglo Platinum Ltd.	3,105,893
87,000	Barloworld Ltd.	2,425,044
136,500	Bidvest Group Ltd.	2,781,181
800,000	FirstRand Ltd.	2,558,189
100,100	Gold Fields Ltd., ADR(b)	1,571,570
177,650	Liberty Group Ltd.	2,249,689
57,900	Mittal Steel South Africa Ltd.	1,043,716
145,000	MTN Group Ltd.	1,977,786
56,300	Sasol, ADR	2,113,502
168,000	Standard Bank Group Ltd.(a)	2,336,668
450,000	Steinhoff International Holdings Ltd.	1,541,493
650,000	Woolworths Holdings Ltd.(a)	1,968,164
		25,672,895
TAIWAN: 8.4%
720,000	Asia Cement Corp.	948,579
4,092,000	China Development Financial Holding Corp.	1,774,204
1,030,672	Compal Electronics Inc.	1,113,274
391,000	Delta Electronics Inc.	1,540,635

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
TAIWAN, Continued
1,443,000	First Financial Holding Co., Ltd.	$1,027,390
434,000	Formosa Chemicals & Fibre Corp.	1,000,949
578,000	Formosa Plastics Corp.	1,466,719
603,600	Hon Hai Precision Industry Co., Ltd.	5,215,798
1,181,000	Hua Nan Financial Holdings Co., Ltd.	828,274
500,448	Lite-On Technology Corp.	644,860
1,229,000	Mega Financial Holding Co., Ltd.	832,023
932,000	Nan Ya Plastics Corp.	2,053,088
800,000	Pou Chen Corp.	899,410
240,000	President Chain Store Corp.	683,503
767,000	Quanta Computer Inc.	1,194,864
806,000	Synnex Technology International Corp.	1,216,382
654,000	Taiwan Cement Corp.	758,151
909,000	Taiwan Mobile Co., Ltd.	1,113,225
2,470,288	Taiwan Seminconductor Manufacturing Co., Ltd.	5,329,014
1,790,000	United Microelectronics Corp.	1,081,102
		30,721,444
TURKEY: 1.9%
195,000	Akbank TAS	1,084,571
13,700	Anadolu Efes Biracilik ve Malt Sanayii AS	548,000
77,850	Eregli Demir ve Celik Fabrikalari TAS	474,514
156,000	Haci Omer Sabanci Holding AS	778,514
26,100	Tupras-Turkiye Petrol Rafinerileri AS	626,400
115,000	Turkcell Iletisim Hizmetleri AS	775,429
197,000	Turkiye Garanti Bankasi AS	1,103,200
226,000	Turkiye Is Bankasi	1,058,971
184,500	Turkiye Vakiflar Bankasi TAO	475,132
		6,924,731
UNITED KINGDOM: 8.7%
29,500	Anglo American Plc, ADR	865,530
33,600	AstraZeneca Plc, ADR	1,796,928
36,400	Aviva Plc	543,464
22,900	Barclays Plc, ADR(b)	1,277,591
21,900	Bellway Plc	554,119
25,100	BG Group Plc, ADR(b)	2,052,929
50,750	BHP Billiton Plc	1,416,573
8,500	BHP Billiton Plc, ADR(b)	477,700
113,300	Enterprise Inns Plc(a)	1,567,607
16,000	GlaxoSmithKline Plc, ADR	837,920
131,000	Group 4 Securicor Plc	556,378
11,000	Hanson Plc, ADR	1,185,800
49,300	HBOS Plc	975,645
30,034	HSBC Holdings Plc, ADR(b)	2,756,220
239,200	Legal & General Group Plc	720,991

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
UNITED KINGDOM, Continued
209,900	Man Group Plc	$2,566,952
5,275	Rio Tinto Plc, ADR(b)	1,614,783
112,200	Royal Bank of Scotland Group Plc	1,426,214
35,500	Royal Dutch Shell Plc, ADR(b)	2,882,600
119,000	Scottish & Newcastle Plc	1,530,573
27,000	Tomkins Plc	140,969
15,500	Tomkins Plc, ADR	321,935
61,512	Vodafone Group Plc, ADR	2,068,649
47,800	Wolseley Plc	1,153,773
18,000	Wolseley Plc, ADR(b)	435,240
		31,727,083
Total Common Stocks (Cost $265,716,343)		363,050,684
PREFERRED STOCK: 0.2%
Republic of Korea (South): 0.2%
1,200	Samsung Electronics Co., Ltd.	561,779
Total Preferred Stock (Cost $606,322)		561,779
SHORT TERM INVESTMENT: 0.2%
Money Market Investment: 0.2%
722,581	First American Prime Obligations Fund	722,581
Total Short Term Investment (Cost $722,581)		722,581

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 18.5%
COMMERCIAL PAPER: 4.2%
$1,850,337	Chesham FNC/Chesham LLC, 5.402%, 07/02/07	1,850,337
1,844,080	Duke Funding, 5.372%, 07/25/07	1,844,080
1,851,151	Fenway Funding, 5.402%, 07/02/07	1,851,151
1,844,617	KKR Atlantic Funding Trust, 5.365%, 07/23/07	1,844,617
790,550	Laguna ABS Ltd., 5.351%, 07/23/07	790,550
1,052,501	Laguna ABS Ltd., 5.359%, 08/02/07	1,052,501
1,581,798	Ocala Funding LLC, 5.359%, 07/20/07	1,581,798
528,900	Park Granada LLC, 5.403%, 07/02/07	528,900
793,001	RAMS Funding LLC, 5.332%, 07/02/07	793,001
1,055,008	RAMS Funding LLC, 5.372%, 07/17/07	1,055,008
264,294	Valcour Bay Capital Co., LLC, 5.333%, 07/03/07	264,294
1,713,615	Valcour Bay Capital Co., LLC, 5.355%, 07/20/07	1,713,615
		15,169,852

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount		Value
REPURCHASE AGREEMENTS: 6.2%
$13,222,509	Citigroup Global, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by U.S. Government & Agency Collateralized Mortgage Obligations & Israel Government Collateralized Mortgage Obligations, valued at $13,520,008. Repurchase proceeds are $13,224,502.)	$13,222,509
3,966,753	Credit Suisse, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by various corporate bonds, valued at $4,166,113. Repurchase proceeds are $3,967,350.)	3,966,753
5,289,004	Merrill Lynch, 5.435%, Dated 06/29/07, Due 07/02/07, (Collateralized by a Washington Mutual Collateralized Mortgage Obligation, valued at $5,554,732. Repurchase proceeds are $5,289,802.)	5,289,004
		22,478,266

Shares
MONEY MARKET INVESTMENTS: 8.1%
311,079	AIM Short-Term Liquid Assets Portfolio — Institutional Class	311,079
29,188,633	BNY Institutional Cash Reserve Fund	29,188,633
73,021	Federated Prime Obligations Fund	73,021
		29,572,733
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $67,220,851)		67,220,851
TOTAL INVESTMENTS (Cost $334,266,097), 118.6%		431,555,895
LIABILITIES IN EXCESS OF OTHER ASSETS, (18.6)%		(67,541,568)
TOTAL NET ASSETS, 100.0%		$364,014,327

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

GDR Global Depository Receipt

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Sector	% of Net Assets
Financials	36.0%
Industrials	15.5%
Materials	14.4%
Consumer Discretionary	9.8%
Funds	8.3%
Energy	8.1%
Utilities	6.7%
Information Technology	6.5%
Telecommunications	5.4%
Consumer Staples	5.2%
Health Care	2.7%
TOTAL INVESTMENTS	118.6%
Liabilities in Excess of Other Assets	(18.6)%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 99.4%
CLOSED END FUNDS: 1.6%
17,880	ACM Income Fund, Inc.	$146,437
4,825	BlackRock Limited Duration Income Trust	91,820
3,740	BlackRock Preferred Opportunity Trust Fund	89,199
4,470	BlackRock Strategic Bond Trust	56,903
19,434	Calamos Convertible Opportunities and Income Fund	377,019
32,240	Nuveen Quality Preferred Income Fund II	444,590
		1,205,968
CONSUMER DISCRETIONARY: 5.3%
5,000	Cedar Fair, LP	141,100
75,200	Centerplate, Inc.	1,319,760
2,491	Cherokee, Inc.	91,021
13,000	DEB Shops, Inc.	359,450
10,000	Domino's Pizza, Inc.	182,700
58,300	Regal Entertainment Group — Class A	1,278,519
26,000	Saks, Inc.	555,100
		3,927,650
CONSUMER STAPLES: 17.1%
9,000	Alberto-Culver Co.	213,480
4,250	Altria Group, Inc.	298,095
22,000	Anheuser-Busch Companies, Inc.	1,147,520
1,600	Arctic Glacier Income Fund	20,202
25,000	B & G Foods, Inc. — Class A	330,000
73,950	B & G Foods, Inc. — EIS	1,494,530

The accompanying notes are an integral part of these financial statements

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
CONSUMER STAPLES, Continued
7,035	H.J. Heinz & Co.	$333,951
12,000	Hershey Co./The	607,440
14,000	Imperial Sugar Co.	431,060
7,000	Kimberly-Clark Corp.	468,230
17,812	Kraft Foods, Inc.	627,873
8,000	Lancaster Colony Corp.	335,120
12,526	Loews Corp — Carolina Group	967,884
10,160	Procter & Gamble Co.	621,690
15,000	Reddy Ice Holdings, Inc.	427,800
5,346	Reynolds American, Inc.	348,559
20,000	Unilever Plc, ADR	645,200
16,132	UST, Inc.	866,450
60,330	Vector Group Ltd.	1,359,235
20,500	Wal-Mart Stores, Inc.	986,255
		12,530,574
ENERGY: 12.8%
8,100	BP Plc, ADR	584,334
4,400	Buckeye Partners LP	225,808
48,167	Canetic Resources Trust	784,159
9,783	Chevron Corp.	824,120
9,000	Dorchester Minerals LP	198,000
7,500	Enbridge Energy Partners LP	416,625
3,700	Energy Transfer Partners LP	228,401
5,200	Enterprise Products Partners LP	165,412
16,938	Exxon Mobil Corp.	1,420,759
5,700	Kinder Morgan Energy Partners LP	314,583
11,250	NuStar LP	770,625
17,000	Occidental Petroleum Corp.	983,960
1,200	ONEOK Partners, LP	82,140
9,800	Plains All American Pipeline LP	623,770
13,100	Precision Drilling Trust	320,295
85,000	Spectra Energy Income Fund	837,832
13,300	TEPPCO Partners LP	589,988
2,224	Tristar Oil & Gas Ltd.(a)	9,395
		9,380,206
FINANCIALS: 6.8%
17,952	Bank of America Corp.	877,673
5,901	Comerica, Inc.	350,933
17,870	First Commonwealth Financial Corp.	195,140
28,159	FirstMerit Corp.	589,368
8,733	KeyCorp	299,804
5,756	National City Corp.	191,790
5,935	NBT Bancorp, Inc.	133,894
15,472	Regions Financial Corp.	512,123

The accompanying notes are an integral part of these financial statements

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
FINANCIALS, Continued
7,709	Susquehanna Bancshares, Inc.	$172,450
15,000	TD Ameritrade Holding Corp.(a)	300,000
6,067	Travelers Companies, Inc./The	324,585
46,050	Trustco Bank Corp.	454,974
10,000	U.S. Bancorp	329,500
7,513	Whitney Holding Corp.	226,141
		4,958,375
HEALTH CARE: 3.9%
32,940	Bristol-Myers Squibb Co.	1,039,586
20,000	Health Management Associates, Inc. — Class A	227,200
11,000	Johnson & Johnson	677,820
9,150	Merck & Co., Inc.	455,670
17,000	Pfizer Inc.	434,690
		2,834,966
INDUSTRIALS: 5.9%
1,400	3M Co.	121,506
3,600	Cooper Industries Ltd.	205,524
25,000	Deluxe Corp.	1,015,250
5,940	Donnelley (R.R.) & Sons Co.	258,450
6,122	Federal Signal Corp.	97,095
32,997	General Electric Co.	1,263,125
1,872	Honeywell International, Inc.	105,356
4,074	Landauer, Inc.	200,645
1,000	Macquarie Infrastructure Co. Trust	41,480
32,000	Olin Corp.	672,000
7,400	Standard Register Co./The	84,360
3,753	Weyerhaeuser Co.	296,224
		4,361,015
INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 6.6%
20,621	AT&T, Inc.	855,772
18,000	Citizens Communications Co.	274,860
55,900	Consolidated Communications Holdings, Inc.	1,263,340
17,000	Iowa Telecommunications Services, Inc.	386,410
20,000	Microsoft Corp.	589,400
12,867	Verizon Communications, Inc.	529,734
63,500	Windstream Corp.	937,260
		4,836,776
MATERIALS: 4.1%
36,000	Acadian Timber Income Fund	378,841
8,000	Ashland Inc.	511,600
11,924	Domtar Corp.(a)	133,072
10,688	Dow Chemical Co./The	472,623
3,980	Du Pont (E.I.) de Nemours and Co.	202,343
11,000	Fording Canadian Coal Trust	361,020

The accompanying notes are an integral part of these financial statements

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
MATERIALS, Continued
14,702	Plum Creek Timber Co., Inc.	$612,485
4,000	Southern Copper Corp.	377,040
		3,049,024
REITS: 18.0%
2,500	AmREIT	21,875
8,914	Camden Property Trust	596,971
15,000	Cedar Shopping Centers Inc.	215,250
10,264	Colonial Properties Trust	374,123
38,514	Crescent Real Estate Equities Co.	864,254
2,000	Entertainment Properties Trust	107,560
11,000	Equity One, Inc.	281,050
26,631	First Industrial Realty Trust, Inc.	1,032,217
7,920	General Growth Properties, Inc.	419,364
20,609	Glimcher Realty Trust	515,225
29,046	Health Care Property Investors, Inc.	840,301
11,612	Health Care REIT, Inc.	468,660
17,000	Healthcare Realty Trust, Inc.	472,260
101,313	HRPT Properties Trust	1,053,655
15,000	Lexington Realty Trust	312,000
15,385	Liberty Property Trust	675,863
4,838	Macerich Co./The	398,748
12,430	Mack-Cali Realty Corp.	540,581
38,879	Nationwide Health Properties, Inc.	1,057,509
16,973	Pennsylvania Real Estate Investment Trust	752,413
10,036	Sovran Self Storage, Inc.	483,334
24,492	Tanger Factory Outlet Centers, Inc.	917,225
3,500	Vornado Realty Trust	384,440
13,115	Washington Real Estate Investment Trust	445,910
		13,230,788
SHIPPING & TRANSPORTATION: 7.0%
70,400	Aries Maritime Transport Ltd.	684,992
11,000	Arlington Tankers Ltd.	315,480
30,000	Canada Cartage Dividend Income Fund	317,672
20,000	Diana Shipping, Inc.	448,000
15,100	Double Hull Tankers, Inc.	235,409
6,000	Eagle Bulk Shipping, Inc.	134,460
29,750	Genco Shipping & Trading Ltd.	1,227,485
13,500	General Maritime Corp.	361,530
55,000	Jazz Air Income Fund	422,858
12,000	Knightsbridge Tankers Ltd.	366,120
11,000	Nordic American Tanker Shipping Ltd.	449,240
7,000	Ship Finance International Ltd.	207,760
		5,171,006

The accompanying notes are an integral part of these financial statements

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
UTILITIES: 10.3%
8,200	Amerigas Partners LP	$296,430
15,000	Atmos Energy Corp.	450,900
4,536	Cleco Corp.	111,132
3,804	Dominion Resources, Inc.	328,323
6,755	DTE Energy Co.	325,726
9,506	Duke Energy Corp.	173,960
16,000	Energy East Corp.	417,440
12,452	Equitable Resources, Inc.	617,121
7,300	Ferrellgas Partners LP	176,076
17,500	Great Plains Energy Inc.	509,600
24,010	Hawaiian Electric Industries, Inc.	568,797
7,977	Integrys Energy Group, Inc.	404,673
11,986	National Fuel Gas Co.	519,114
4,682	NiSource, Inc.	96,964
8,396	Northwest Natural Gas Co.	387,811
4,000	OGE Energy Corp.	146,600
4,185	Pinnacle West Capital Corp.	166,773
10,329	Progress Energy, Inc.	470,899
4,753	Spectra Energy Corp.	123,388
11,200	Suburban Propane Partners LP	536,144
25,000	United Utilities Plc, ADR	711,750
		7,539,621
Total Common Stocks (Cost $61,294,759)		73,025,969
PREFERRED STOCK: 0.1%
REIT: 0.1%
1,760	Public Storage	44,000
Total Preferred Stock (Cost $44,000)		44,000
SHORT TERM INVESTMENT: 0.2%
Money Market Investment: 0.2%
125,709	First American Prime Obligations Fund	125,708
Total Short Term Investment (Cost $125,708)		125,708
TOTAL INVESTMENTS (Cost $61,464,467), 99.7%		73,195,677
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.3%		242,510
TOTAL NET ASSETS, 100.0%		$73,438,187

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date		Value
CORPORATE BONDS: 26.5%
CONSUMER DISCRETIONARY: 2.5%
$300,000	Anheuser-Busch Cos, Inc.	9.000%	12/01/2009		$324,254
500,000	Home Depot, Inc.	5.400%	03/01/2016		468,696
500,000	Time Warner, Inc.	6.875%	05/01/2012		521,635
					1,314,585
CONSUMER STAPLES: 0.4%
250,000	WM Wrigley Jr Co.	4.650%	07/15/2015	(b)	232,054
ENERGY: 2.2%
130,000	Burlington Resources, Inc.	8.200%	03/15/2025		156,732
200,000	Conoco Phillips	9.375%	02/15/2011		225,464
100,000	Louisiana Land & Exploration	7.650%	12/01/2023		115,014
325,000	Noble Corp.	6.950%	03/15/2009		325,070
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		330,823
					1,153,103
FINANCIALS: 17.5%
130,000	Bank of America Corp.	7.800%	02/15/2010		137,411
350,000	Chubb Corp.	7.125%	12/15/2007		352,302
250,000	CIT Group Inc.	6.125%	08/15/2016		245,503
500,000	Deutsche Bank AG	6.000%	06/05/2017		495,328
125,000	First Union Corp.	6.300%	04/15/2028		125,795
400,000	General Electric Capital Corp.	3.500%	09/12/2011	(a)	389,532
250,000	General Electric Capital Corp.	5.310%	02/01/2011		247,967

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount		Coupon Rate	Maturity Date		Value
FINANCIALS, Continued
$200,000	General Electric Capital Corp.	5.375%	06/15/2015		$192,844
500,000	General Electric Capital Corp.	5.500%	11/15/2011		496,150
250,000	Goldman Sachs Group, Inc.	5.350%	01/15/2016		238,598
500,000	Goldman Sachs Group, Inc.	5.625%	01/15/2017		479,206
500,000	Hartford Life Global Fund	3.530%	03/15/2008	(a)	488,280
400,000	HSBC USA Capital Trust	7.530%	12/04/2026		415,060
340,000	JP Morgan Chase & Co.	7.000%	11/15/2009		351,215
500,000	JP Morgan Chase Bank	6.700%	08/15/2008		504,826
250,000	Lehman Brothers Holdings, Inc.	5.130%	09/08/2008	(a)	249,006
250,000	Lehman Brothers Holdings, Inc.	5.250%	07/14/2008	(a)	248,599
500,000	Merrill Lynch & Co.	6.000%	02/15/2017		491,641
300,000	Republic New York Corp.	9.700%	02/01/2009		318,831
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013		270,128
25,000	Suntrust Banks, Inc.	6.000%	02/15/2026		24,632
500,000	Toyota Motor Credit Corp.	3.430%	11/26/2007	(a)	493,575
500,000	Toyota Motor Credit Corp.	5.750%	02/17/2017		492,170
1,295,000	Transamerica Corp.	9.375%	03/01/2008		1,318,974
100,000	Union Planters Bank NA	6.500%	03/15/2018		100,667
					9,168,240
INFORMATION TECHNOLOGY: 0.1%
50,000	First Data Corp.	6.375%	12/15/2007		50,210
TELECOMMUNICATION SERVICES: 0.8%
180,000	Airtouch Communication Vodafone Group	6.650%	05/01/2008		181,653
250,000	Nextel Communications	6.875%	10/31/2013		248,132
					429,785
UTILITIES: 3.0%
300,000	Duke Energy Corp.	4.200%	10/01/2008	(b)	295,334
200,000	Indianapolis Power & Light	7.375%	08/01/2007		200,235
300,000	National Rural Utilities	6.550%	11/01/2018		313,762
500,000	Pacificorp	5.450%	09/15/2013		492,612
250,000	Rochester Gas & Electric Corp.	5.840%	12/22/2008		250,620
					1,552,563
Total Corporate Bonds (Cost $14,019,146)					13,900,540
MUNICIPAL BONDS: 4.8%
500,000	Citizens Property Insurance Corp. — Florida	5.150%	07/01/2020	(a)	500,000
1,000,000	Citizens Property Insurance Corp. — Florida	5.200%	07/01/2022	(a)	1,000,000
1,000,000	Florida State Municipal Power Agency	5.100%	10/01/2025	(a)	1,000,000
25,000	New Orleans Finance Authority	4.100%	07/15/2021		25,000
Total Municipal Bonds (Cost $2,525,000)					2,525,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount		Coupon Rate	Maturity Date		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 52.4%
U.S. Government Agency Mortgage-Backed Securities: 4.8%
Federal Home Loan Mortgage Corporation: 3.6%
$250,000	Series 2668, Class OE	5.000%	10/15/2028		$244,685
750,000	Series 3165, Class NC	5.500%	01/15/2032		735,320
193,194	Series R006, Class AK	5.750%	12/15/2018		191,541
710,000	Series 3165, Class GC	6.000%	05/15/2032		706,792
					1,878,338
Federal Home Loan Mortgage Corporation Gold Certificate: 0.5%
248,733	Pool #G0-2940	5.500%	05/01/2037		239,901
Federal National Mortgage Association: 0.7%
110,095	Series 2004-29, Class WS	1.250%	02/25/2019	(a)	84,077
300,000	Series 2006-63, Class QD	5.500%	02/25/2030		296,835
					380,912
U.S. Government Agency Non-Mortgage-Backed Securities: 47.6%
Federal Farm Credit Bank: 7.5%
250,000		5.600%	06/22/2020		240,425
455,000		5.850%	12/15/2020		446,323
500,000		5.875%	03/06/2015		495,654
750,000		6.000%	12/02/2013		748,968
500,000		6.050%	10/26/2021		495,554
250,000		6.100%	11/27/2015		249,755
250,000		6.150%	06/16/2016		249,154
1,000,000		6.500%	07/20/2021	(b)	1,003,481
					3,929,314
Federal Home Loan Bank: 16.9%
300,000		4.000%	07/30/2013		296,740
250,000		4.000%	08/13/2013		246,584
100,000		4.000%	08/20/2013		98,803
200,000		4.000%	04/29/2014		198,260
250,000		4.760%	10/26/2007		249,454
200,000		4.810%	11/01/2007	(a)	199,959
200,000		5.000%	05/09/2008	(a)	199,389
250,000		5.000%	09/02/2010		247,428
200,000		5.000%	11/17/2010		199,737
175,000		5.000%	10/21/2013		169,711
300,000		5.000%	01/26/2016	(a)	299,726
250,000		5.000%	08/05/2016		238,131
200,000		5.000%	04/30/2018		196,414
250,000		5.050%	02/08/2011		247,768
250,000		5.190%	03/02/2011		248,152
150,000		5.250%	04/17/2009		149,736
200,000		5.250%	11/23/2015	(a)	199,015
250,000		5.300%	03/24/2010		249,397

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount	Coupon Rate	Maturity Date		Value
FEDERAL HOME LOAN BANK, Continued
$500,000	5.300%	03/13/2018		$479,435
300,000	5.340%	04/27/2011		298,939
300,000	5.370%	03/19/2018		288,643
500,000	5.375%	03/28/2011		498,482
500,000	5.500%	04/28/2011		499,160
275,000	5.500%	10/27/2016		270,257
250,000	5.625%	08/28/2013		248,434
300,000	5.650%	03/07/2013		297,770
200,000	5.700%	02/28/2013		198,798
200,000	5.700%	10/17/2018		194,926
300,000	5.700%	11/05/2019		291,224
100,000	5.730%	03/22/2019		97,444
1,000,000	5.750%	05/13/2019	(b)	976,870
300,000	6.000%	04/25/2016		300,395
				8,875,181
Federal Home Loan Mortgage Corporation: 9.8%
300,000	4.250%	06/18/2018	(a)	286,381
305,000	5.000%	01/27/2014		295,176
100,000	5.000%	04/01/2014		96,683
145,000	5.000%	11/14/2014		139,630
100,000	5.000%	07/29/2016		95,089
250,000	5.125%	03/04/2014		242,240
250,000	5.250%	11/05/2012		247,020
300,000	5.500%	11/24/2015		292,902
250,000	5.500%	12/12/2017		241,821
170,000	5.500%	03/18/2019		163,543
300,000	6.000%	07/12/2017		300,048
500,000	6.000%	01/29/2020		490,781
250,000	6.000%	10/21/2020		244,819
500,000	6.000%	10/20/2021		494,776
1,000,000	6.250%	07/27/2015	(b)	998,349
225,000	6.300%	11/25/2020		222,485
300,000	6.350%	07/11/2017		300,000
				5,151,743
Federal National Mortgage Association: 13.4%
250,000	5.000%	02/27/2013	(b)	243,528
118,000	5.125%	07/16/2018		111,777
405,000	5.200%	08/24/2017		387,141
250,000	5.250%	11/28/2008		249,460
500,000	5.250%	01/28/2013	(b)	491,589
350,000	5.250%	08/17/2015	(a)	345,175
100,000	5.250%	07/28/2018		95,392
300,000	5.500%	02/09/2011		298,755

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount	Coupon Rate	Maturity Date		Value
Federal National Mortgage Association, Continued
$250,000	5.600%	02/28/2011		$249,158
250,000	5.680%	02/15/2011		249,812
300,000	5.750%	05/01/2013		299,739
1,000,000	5.750%	11/07/2017	(b)	980,250
500,000	5.750%	09/22/2020		483,844
100,000	6.000%	02/22/2016		99,133
500,000	6.000%	04/04/2016	(b)	496,608
250,000	6.000%	05/12/2016	(b)	250,623
250,000	6.000%	04/28/2021		249,694
1,000,000	6.000%	03/21/2025	(b)	969,999
470,000	6.160%	10/06/2021		463,485
				7,015,162
Total U.S. Government Agency Obligations (Cost $27,753,763)				27,470,551

Shares
COMMON STOCKS: 1.9%
CONSUMER DISCRETIONARY: 0.2%
6,500	Centerplate, Inc.(b)	114,075
CONSUMER STAPLES: 0.3%
4,500	B & G Foods, Inc.(b)	90,945
1,900	Reddy Ice Holdings, Inc.(b)	54,188
		145,133
FINANCIALS: 0.1%
1,500	Lexington Realty Trust(b)	31,200
SHIPPING & TRANSPORTATION: 0.4%
16,600	Aries Maritime Transport Ltd.	161,518
3,500	Double Hull Tankers, Inc.	54,565
		216,083
TELECOMMUNICATION SERVICES: 0.7%
4,000	Consolidated Communications Holdings, Inc.(b)	90,400
4,250	Iowa Telecommunications Services, Inc.(b)	96,603
11,000	Windstream Corp.(b)	162,360
		349,363
UTILITIES: 0.2%
2,400	Ferrellgas Partners LP	57,888
1,500	Suburban Propane Partners LP	71,805
		129,693
Total Common Stocks (Cost $821,975)		985,547

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount/Shares			Value
PREFERRED STOCKS: 2.2%
Closed-End Funds: 0.8%		Rate
10	Advent Claymore Convertable Security	5.210%(a)	$250,000
7	Blackrock Preferred Income Strategy Fund	5.040%(a)	175,000
			425,000
Consumer Discretionary: 0.4%
7,500	CBS Corp.		182,850
Financials: 1.0%
7,200	Citigroup Capital XVII		173,088
6,000	Merrill Lynch Capital Trust II		145,200
8,000	Royal Bank Scotland Group Plc, ADR		200,000
			518,288
Total Preferred Stocks (Cost $1,142,190)			1,126,138

		Rate	Maturity Date
CERTIFICATE OF DEPOSIT: 0.4%
$200,000	Deutsche Bank	5.650%	01/30/2012	199,137
Total Certificate of Deposit (Cost $200,000)				199,137
SHORT TERM INVESTMENTS: 11.3%
Corporate Bonds: 4.8%
500,000	AIG Funding Inc.	4.593%	07/16/07	498,916
500,000	AIG Funding Inc.	4.716%	07/19/07	498,690
500,000	CommoLoCo	4.192%	07/09/07	499,418
500,000	General Electric Capital Corporation	4.812%	07/24/07	498,329
500,000	General Electric Capital Corporation	4.852%	07/26/07	498,180
				2,493,533
Money Market Investment: 1.8%
955,465	First American Prime Obligations Fund			955,465
U.S. Government Agency Obligations: 4.7%
Federal Home Loan Bank:
$500,000		3.373%	07/05/07	499,719
Federal Home Loan Mortgage Corporation:
500,000		4.927%	10/01/07	493,567
500,000		4.971%	02/04/08	484,810
Federal National Mortgage Association:
500,000		4.772%	08/01/07	497,813
500,000		4.967%	10/31/07	491,446
				2,467,355
Total Short Term Investment (Cost $5,916,553)				5,916,353

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 14.7%
COMMERCIAL PAPER: 5.9%
$375,739	Chesham FNC/Chesham LLC, 5.402%, 07/02/07	$375,739
374,469	Duke Funding, 5.372%, 07/25/07	374,469
375,905	Fenway Funding, 5.402%, 07/02/07	375,905
374,578	KKR Atlantic Funding Trust, 5.365%, 07/23/07	374,578
160,533	Laguna ABS Ltd., 5.351%, 07/23/07	160,533
213,727	Laguna ABS Ltd., 5.359%, 08/02/07	213,727
321,208	Ocala Funding LLC, 5.359%, 07/20/07	321,208
107,401	Park Granada LLC, 5.403%, 07/02/07	107,401
161,031	RAMS Funding LLC, 5.332%, 07/02/07	161,031
214,236	RAMS Funding LLC, 5.372%, 07/17/07	214,236
53,669	Valcour Bay Capital Co., LLC, 5.333%, 07/03/07	53,669
347,976	Valcour Bay Capital Co., LLC, 5.355%, 07/20/07	347,976
		3,080,472
REPURCHASE AGREEMENTS: 8.7%
2,685,034	Citigroup Global, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by U.S. Government & Agency Collateralized Mortgage Obligations & Israel Government Collateralized Mortgage Obligations, valued at $2,745,446. Repurchase proceeds are $2,685,439.)	2,685,034
805,510	Credit Suisse, 5.425%, Dated 06/29/07, Due 07/02/07, (Collateralized by various corporate bonds, valued at $845,993. Repurchase proceeds are $805,632.)	805,510
1,074,014	Merrill Lynch, 5.435%, Dated 06/29/07, Due 07/02/07, (Collateralized by a Washington Mutual Collateralized Mortgage Obligation, valued at $1,127,974. Repurchase proceeds are $1,074,176.)	1,074,014
		4,564,558

Shares
MONEY MARKET INVESTMENTS: 0.1%
63,169	AIM Short-Term Liquid Assets Portfolio — Institutional Class	63,169
14,828	Federated Prime Obligations Fund	14,828
		77,997
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $7,723,027)		7,723,027
TOTAL INVESTMENTS (Cost $60,101,654), 114.2%		59,846,293
LIABILITIES IN EXCESS OF OTHER ASSETS, (14.2)%		(7,459,318)
TOTAL NET ASSETS, 100.0%		$52,386,975

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Variable Rate
(b)	This security or portion of this security is out on loan at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 99.8%
BIOTECHNOLOGY: 9.9%
3,232	Cephalon, Inc.(a)	$259,820
15,248	Millennium Pharmaceuticals, Inc.(a)	161,171
16,269	PDL BioPharma, Inc.(a)	379,068
6,529	United Therapeutics Corp.(a)	416,289
5,568	Vertex Pharmaceuticals Inc.(a)	159,022
		1,375,370
HEALTH CARE DISTRIBUTORS: 2.2%
5,626	Henry Schein, Inc.(a)	300,597
HEALTH CARE EQUIPMENT: 32.5%
21,478	American Medical Systems Holdings, Inc.(a)	387,463
4,154	Beckman Coulter, Inc.	268,681
25,357	Conceptus Inc.(a)	491,165
8,240	Edwards Lifesciences Corp.(a)	406,562
2,004	Gen-Probe Inc.(a)	121,082
4,104	Hillenbrand Industries, Inc.	266,760
8,628	Hologic, Inc.(a)	477,215
1,800	IDEXX Laboratories, Inc.(a)	170,334
1,820	Intuitive Surgical, Inc.(a)	252,561
26,447	Micrus Endovascular Corp.(a)	650,596
3,696	ResMed Inc.(a)	152,497
4,289	Respironics, Inc.(a)	182,668
8,916	SonoSite, Inc.(a)	280,230
20,176	Volcano Corp.(a)	407,757
		4,515,571

The accompanying notes are an integral part of these financial statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
HEALTH CARE FACILITIES: 10.9%
4,679	Community Health Systems Inc.(a)	$189,266
8,800	Health Management Associates, Inc. — Class A	99,968
5,657	Manor Care, Inc.	369,345
12,773	Psychiatric Solutions, Inc.(a)	463,149
4,400	Universal Health Services, Inc. — Class B	270,600
3,400	VCA Antech, Inc.(a)	128,146
		1,520,474
HEALTH CARE SERVICES: 12.1%
11,364	Amedisys, Inc.(a)	412,854
7,467	DaVita, Inc.(a)	402,322
4,905	Lincare Holdings Inc.(a)	195,464
6,883	Omnicare, Inc.	248,201
7,558	Pediatrix Medical Group, Inc.(a)	416,824
		1,675,665
HEALTH CARE SUPPLIES: 6.1%
10,139	Dentsply International, Inc.	387,918
2,068	Immucor, Inc.(a)	57,842
13,145	LifeCell Corp.(a)	401,448
		847,208
HEALTH CARE TECHNOLOGY: 2.6%
2,615	Cerner Corp.(a)	145,054
24,682	Emageon Inc.(a)	222,632
		367,686
LEISURE FACILITIES: 3.4%
8,817	Life Time Fitness, Inc.(a)	469,329
LIFE SCIENCES TOOLS & SERVICES: 5.7%
2,638	Affymetrix, Inc.(a)	65,660
3,011	Charles River Laboratories International, Inc.(a)	155,428
2,701	Covance Inc.(a)	185,180
2,985	Invitrogen Corp.(a)	220,144
4,404	Pharmaceutical Product Development, Inc.	168,541
		794,953
MANAGED HEALTH CARE: 8.8%
15,565	Centene Corp.(a)	333,402
6,352	Health Net Inc.(a)	335,386
9,632	Magellan Health Services, Inc.(a)	447,599
1,200	WellCare Health Plans, Inc.(a)	108,612
		1,224,999
PHARMACEUTICALS: 2.6%
4,600	Perrigo Co.	90,068
6,588	Sepracor Inc.(a)	270,240
		360,308

The accompanying notes are an integral part of these financial statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)  – (continued)

Shares		Value
RESTAURANTS: 3.0%
45,021	Jamba, Inc.(a)	$411,492
Total Common Stocks (Cost $12,966,328)		13,863,652
SHORT TERM INVESTMENT: 0.2%
Money Market Investment: 0.2%
21,960	First American Prime Obligations Fund	21,960
Total Short Term Investment (Cost $21,960)		21,960
TOTAL INVESTMENTS (Cost $12,988,288), 100.0%		13,885,612
SECURITIES SOLD SHORT: (1.9%)
8,541	Medicis Pharmaceutical Corp. — Class A	(260,842)
Total Securities Sold Short (Proceeds $273,953)		(260,842)
OTHER ASSETS IN EXCESS OF LIABILITIES, 1.9%		262,589
TOTAL NET ASSETS, 100.0%		$13,887,359

Percentages are stated as a percent of net assets.

(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2007 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
ASSETS
Investments in securities at cost	$67,919,913	$74,848,693	$70,930,432	$75,412,853
Investments in securities at value (Including $21,766,598, $24,036,885, $22,386,589, $26,556,678 of securities loaned, respectively)	$72,373,503	$84,829,694	$75,515,261	$87,988,250
Cash	49	61	—	560
Receivables:
Fund shares sold	35,317	40,901	7,720	16,246
Dividends and interest	30,394	90,296	18,759	58,116
Prepaid expenses	15,395	15,389	13,562	14,140
Total assets	72,454,658	84,976,341	75,555,302	88,077,312
LIABILITIES
Payable upon return of securities loaned (Note 2)	22,527,983	24,877,687	23,169,660	27,485,619
Payables:
Fund shares redeemed	821	1,534	13,427	12,879
Advisory fees	20,570	24,939	21,618	25,127
Service Fees	6,171	7,482	6,486	7,538
Administration fees	4,937	5,804	5,328	5,999
Distribution fees	30,502	37,633	32,208	37,643
Accrued expenses	21,220	22,655	23,517	24,734
Total liabilities	22,612,204	24,977,734	23,272,244	27,599,539
NET ASSETS	$49,842,454	$59,998,607	$52,283,058	$60,477,773
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	2,419,157	1,921,076	1,382,522	1,108,876
Net asset value per share	$20.60	$31.23	$37.82	$54.54
Maximum offering price per share* (Net asset value divided by 94.25%)	$21.86	$33.14	$40.13	$57.87
COMPONENTS OF NET ASSETS
Paid in capital	$43,791,572	$47,927,107	$42,873,119	$42,627,827
Undistributed net investment income	—	318,693	—	103,658
Accumulated net realized gain on investments	1,597,292	1,771,806	4,825,110	5,170,891
Net unrealized appreciation on investments	4,453,590	9,981,001	4,584,829	12,575,397
Net assets	$49,842,454	$59,998,607	$52,283,058	$60,477,773

*	Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2007 (Unaudited)  – (continued)

	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
ASSETS
Investments in securities at cost	$334,266,097	$61,464,467	$60,101,654	$12,988,288
Investments in securities at value (Including $65,935,465, $0, $7,462,010, and $0 of securities loaned, respectively)	$431,555,895	$73,195,677	$59,846,293	$13,885,612
Foreign Currency (cost $452,696, $0, $0, $0)	455,750	—	—	—
Cash	69,521	74	—	13
Receivables:
Fund shares sold	397,995	140,682	30,964	10,732
Securities sold	2,434,955	—	—	—
Deposits with broker and custodian for securities sold short	—	—	—	273,727
Dividends and interest	760,067	255,843	621,428	451
Prepaid expenses	21,163	15,879	14,242	10,468
Total assets	435,695,346	73,608,155	60,512,927	14,181,003
LIABILITIES
Payable upon return of securities loaned (Note 2)	67,220,851	—	7,723,027	—
Securities sold short (proceeds $273,953)	—	—	—	260,842
Payables:
Fund shares redeemed	454,582	893	24,250	534
Securities purchased	3,313,468	44,000	300,000	—
Advisory fees	290,365	37,571	6,138	2,896
Service Fees	41,008	9,141	6,375	1,711
Administration fees	31,042	7,252	5,070	3,992
Distribution fees	209,986	45,864	31,787	8,361
Accrued expenses	119,717	25,247	29,305	15,308
Total liabilities	71,681,019	169,968	8,125,952	293,644
NET ASSETS	$364,014,327	$73,438,187	$52,386,975	$13,887,359
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	5,406,634	2,401,095	2,018,421	516,983
Net asset value per share	$67.33	$30.59	$25.95	$26.86
Maximum offering price per share* (Net asset value divided by 94.25%)	$71.44	$32.46	$27.53	$28.50
COMPONENTS OF NET ASSETS
Paid in capital	$247,873,074	$63,251,119	$53,344,830	$12,964,502
Undistributed net investment income	4,108,166	—	—	—
Accumulated net realized gain (loss) on investments	14,739,322	(1,544,193)	(702,494)	12,422
Net unrealized appreciation (depreciation) on:
Investments	97,289,798	11,731,210	(255,361)	897,324
Securities sold short	—	—	—	13,111
Other assets & liabilities denominated in foreign currencies	3,967	51	—	—
Net assets	$364,014,327	$73,438,187	$52,386,975	$13,887,359

*	Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2007 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
INVESTMENT INCOME
Income
Dividends	$250,038	$646,843	$116,141	$425,659
Interest	18,475	10,813	10,099	13,985
Income from securities lending	5,970	7,322	13,797	14,819
Total income	274,483	664,978	140,037	454,463
Expenses
Advisory fees	116,302	144,993	123,683	144,099
12b-1 fees	58,151	72,497	61,842	72,050
Service fees	34,891	43,498	37,105	43,230
Administration fees	14,624	18,549	15,585	18,319
Fund accounting fees	14,227	15,646	14,392	20,045
Transfer agent fees	12,658	13,946	15,151	15,772
Registration expense	11,832	12,166	10,242	12,142
Audit fees	7,245	7,270	7,170	7,270
Custody fees	4,555	5,775	4,816	5,861
Legal fees	3,576	4,301	3,710	4,406
Reports to shareholders	2,155	2,858	2,432	2,797
Trustee fees	2,110	2,391	2,191	2,381
Insurance expense	543	724	593	674
Miscellaneous	1,292	1,577	1,510	1,650
Total expenses	284,161	346,191	300,422	350,696
Add: expenses recouped by Advisor	3,564	—	—	—
Add: interest expenses	39	94	371	109
Net expenses	287,764	346,285	300,793	350,805
Net investment income (loss)	(13,281)	318,693	(160,756)	103,658
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments	2,805,215	842,914	4,728,936	1,581,646
Change in net unrealized appreciation/ depreciation on investments	(102,736)	3,080,293	(847,766)	3,227,918
Net realized and unrealized gain on investments	2,702,479	3,923,207	3,881,170	4,809,564
Net increase in net assets resulting from operations	$2,689,198	$4,241,900	$3,720,414	$4,913,222

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2007 (Unaudited)  – (continued)

	Atlas Portfolio	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio	Darwin Portfolio
INVESTMENT INCOME
Income
Dividends	$6,516,187 (1)	$2,896,106	(1)	$51,588	$7,362
Interest	54,417	7,844		1,275,221	2,428
Income from securities lending	107,312	—		2,801	—
Total income	6,677,916	2,903,950		1,329,610	9,790
Expenses
Advisory fees	1,538,096	228,273		97,891	59,525
12b-1 fees	384,524	87,797		61,182	15,665
Service fees	221,763	52,678		36,709	9,399
Administration fees	96,870	22,295		15,568	11,053
Fund accounting fees	57,557	18,579		19,774	11,982
Transfer agent fees	32,763	13,332		10,686	5,380
Registration expense	17,264	13,073		13,022	8,864
Audit fees	9,155	7,270		7,245	7,245
Custody fees	212,225	7,274		4,846	1,760
Legal fees	22,182	5,703		3,708	1,155
Reports to shareholders	15,123	3,445		2,422	774
Trustee fees	5,940	2,647		2,271	1,367
Insurance expense	3,258	799		568	131
Miscellaneous	4,700	1,791		1,444	775
Total expenses	2,621,420	464,956		277,336	135,075
Add: expenses recouped by Advisor	—	9,149		—	—
Less: expenses waived and reimbursed	—	—		(57,082)	(44,220)
Add: interest expenses	86	257		111	225
Net expenses	2,621,506	474,362		220,365	91,080
Net investment income (loss)	4,056,410	2,429,588		1,109,245	(81,290)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	13,805,614	5,342		(26,733)	31,522
Foreign currency transactions	(16,894)	—		—	—
Change in net unrealized appreciation/depreciation on:
Investments	36,108,559	2,232,210		(200,680)	660,415
Foreign currency translations	(11,033)	523		—	—
Net realized and unrealized gain (loss) on investments and foreign currency	49,886,246	2,238,075		(227,413)	691,937
Net increase in net assets resulting from operations	$53,942,656	$4,667,663		$881,832	$610,647

(1)	Net of foreign tax withheld of $1,003,224 for Atlas Portfolio and $23,411 for Dividend & Income Portfolio

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Six Months Ended 6/30/2007(1)	Year Ended 12/31/2006	Six Months Ended 6/30/2007(1)	Year Ended 12/31/2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(13,281)	$(22,679)	$318,693	$629,694
Net realized gain on investments	2,805,215	1,947,587	842,914	5,484,797
Change in net unrealized appreciation/depreciation on investments	(102,736)	1,568,884	3,080,293	1,644,004
Net increase in net assets resulting from operations	2,689,198	3,493,792	4,241,900	7,758,495
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(6,249)	—	(667,463)
From net realized gain	—	—	—	(3,759,880)
Total distributions to shareholders	—	(6,249)	—	(4,427,343)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,811,056	23,149,811	7,199,987	26,242,644
Proceeds from reinvestment of distribution	—	6,152	—	4,344,269
Cost of shares redeemed	(3,777,958)	(6,187,487)	(6,407,269)	(8,447,368)
Redemption fees	451	3,948	895	3,589
Net increase in net assets resulting from share transactions	3,033,549	16,972,424	793,613	22,143,134
Total increase in net assets	5,722,747	20,459,967	5,035,513	25,474,286
NET ASSETS
Beginning of year	44,119,707	23,659,740	54,963,094	29,488,808
End of year	$49,842,454	$44,119,707	$59,998,607	$54,963,094
Undistributed net investment income	$—	$—	$318,693	$—
CHANGE IN SHARES
Shares sold	339,198	1,276,040	236,643	929,449
Shares issued on reinvestment of distribution	—	312	—	149,750
Shares redeemed	(187,475)	(341,342)	(209,543)	(295,861)
Net increase	151,723	935,010	27,100	783,338

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS  – (continued)

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Six Months Ended 6/30/2007(1)	Year Ended 12/31/2006	Six Months Ended 6/30/2007(1)	Year Ended 12/31/2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(160,756)	$(203,965)	$103,658	$174,621
Net realized gain on investments	4,728,936	4,264,201	1,581,646	4,379,312
Change in net unrealized appreciation/depreciation on investments	(847,766)	(3,263,258)	3,227,918	899,523
Net increase in net assets resulting from operations	3,720,414	796,978	4,913,222	5,453,456
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(206,057)
From net realized gain	—	(3,665,131)	—	(1,315,493)
Total distributions to shareholders	—	(3,665,131)	—	(1,521,550)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,688,462	21,004,447	7,702,178	21,304,884
Proceeds from reinvestment of distribution	—	3,570,613	—	1,475,936
Cost of shares redeemed	(4,963,423)	(7,908,832)	(5,632,198)	(9,039,694)
Redemption fees	328	4,271	168	3,430
Net increase in net assets resulting from share transactions	1,725,367	16,670,499	2,070,148	13,744,556
Total increase in net assets	5,445,781	13,802,346	6,983,370	17,676,462
NET ASSETS
Beginning of year	46,837,277	33,034,931	53,494,403	35,817,941
End of year	$52,283,058	$46,837,277	$60,477,773	$53,494,403
Undistributed net investment income	$—	$—	$103,658	$—
CHANGE IN SHARES
Shares sold	184,340	552,349	146,167	441,438
Shares issued on reinvestment of distribution	—	100,383	—	29,238
Shares redeemed	(135,813)	(210,464)	(106,103)	(189,106)
Net increase	48,527	442,268	40,064	281,570

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS  – (continued)

	Atlas Portfolio		Dividend & Income Portfolio
	Six Months Ended 6/30/2007(1)	Year Ended 12/31/2006	Six Months Ended 6/30/2007(1)	Year Ended 12/31/2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,056,410	$2,808,495	$2,429,588	$2,614,021
Net realized gain (loss) on:
Investments	13,805,614	21,309,034	5,342	823,421
Foreign currency	(16,894)	(303,329)	—	4,376
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	36,097,526	34,076,774	2,232,733	7,020,008
Net increase in net assets resulting from operations	53,942,656	57,890,974	4,667,663	10,461,826
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(2,997,359)	(2,702,941)	(2,621,833)
From net realized gain	—	(2,657,257)	—	—
From paid in capital	—	—	—	(162,642)
Total distributions to shareholders	—	(5,654,616)	(2,702,941)	(2,784,475)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	52,194,028	100,119,871	11,832,898	26,117,841
Proceeds from reinvestment of distribution	—	5,301,119	2,565,863	2,664,568
Cost of shares redeemed	(15,721,095)	(19,183,424)	(8,593,819)	(8,524,404)
Redemption fees	3,323	24,637	14,315	4,220
Net increase in net assets resulting from share transactions	36,476,256	86,262,203	5,819,257	20,262,225
Total increase in net assets	90,418,912	138,498,561	7,783,979	27,939,576
NET ASSETS
Beginning of year	273,595,415	135,096,854	65,654,208	37,714,632
End of year	$364,014,327	$273,595,415	$73,438,187	$65,654,208
Undistributed net investment income	$4,108,166	$55,980	$—	$(7,220)
CHANGE IN SHARES
Shares sold	862,348	1,997,292	384,447	949,763
Shares issued on reinvestment of distribution	—	94,849	85,058	95,595
Shares redeemed	(257,108)	(382,667)	(277,606)	(309,245)
Net increase	605,240	1,709,474	191,899	736,113

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS  – (continued)

	Intermediate Fixed Income Portfolio		Darwin Portfolio
	Six Months Ended 6/30/2007(1)	Year Ended 12/31/2006	Six Months nded 6/30/2007(1)	Year Ended 12/31/2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,109,245	$1,693,210	$(81,290)	$(127,291)
Net realized gain (loss) on:
Investments	(26,733)	(279,575)	31,522	212,404
Securities sold short	—	—	—	(154)
Change in net unrealized appreciation/depreciation on investments	(200,680)	117,584	660,415	38,013
Net increase in Net assets resulting from operations	881,832	1,531,219	610,647	122,972
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,285,316)	(1,544,311)	—	—
From net realized gain	—	—	—	(193,142)
From return of capital	—	—	—	(3,427)
Total distributions to shareholders	(1,285,316)	(1,544,311)	—	(196,569)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,660,291	27,148,233	2,514,500	5,490,803
Proceeds from reinvestment of distribution	1,237,727	1,492,211	—	195,897
Cost of shares redeemed	(4,334,389)	(11,230,202)	(488,620)	(1,393,992)
Redemption fees	2,543	9,519	48	497
Net increase in net assets resulting from share transactions	6,566,172	17,419,761	2,025,928	4,293,205
Total increase in net assets	6,162,688	17,406,669	2,636,575	4,219,608
NET ASSETS
Beginning of period	46,224,287	28,817,618	11,250,784	7,031,176
End of period	$52,386,975	$46,224,287	$13,887,359	$11,250,784
Undistributed net investment income	$—	$171,087	$—	$—
CHANGE IN SHARES
Shares sold	367,937	1,038,343	95,425	208,798
Shares issued on reinvestment of distribution	47,531	57,402	—	7,635
Shares redeemed	(165,163)	(430,024)	(18,459)	(53,522)
Net increase	250,305	665,721	76,966	162,911

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Large Growth Portfolio
	Six Months Ended 06/30/07(1)		Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$19.46		$17.76		$17.40	$16.46	$13.38	$17.91
Income from investment operations:
Net investment income (loss)	(0.01	)(2)	(0.01	)(2)	0.03	0.09	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.15		1.71		0.36	0.92	3.08	(4.53)
Total from investment operations	1.14		1.70		0.39	1.01	3.10	(4.54)
Less distributions:
From net investment income	—		(0.00)		(0.03)	(0.08)	(0.02)	—
Return of capital	—		—		—	—	(0.01)	—
Total distributions	—		(0.00)		(0.03)	(0.08)	(0.03)	—
Paid in capital from redemption fees (Note 2)	—	(3)	— (3)		— (3)	0.01	0.01	0.01
Net asset value, end of period	$20.60		$19.46		$17.76	$17.40	$16.46	$13.38
Total return	5.86	%(4)	9.59%		2.24%	6.22%	23.21%	(25.29)%
Ratios/supplemental data:
Net assets, end of period (millions)	$49.8		$44.1		$23.7	$20.6	$19.0	$13.2
Portfolio turnover rate	46.94	%(4)	87.06%		11.97%	36.04%	38.72%	32.18%
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.22	%(5)	1.22%		1.26%	1.30%	1.28%	1.23%
After fees waived and expenses absorbed/recouped	1.24	%(5)	1.25%		1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.04	)%(5)	(0.03)%		0.17%	0.50%	0.09%	(0.04)%
After fees waived and expenses absorbed/recouped	(0.06	)%(5)	(0.06)%		0.18%	0.55%	0.12%	(0.06)%

(1)	Unaudited.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS  – (continued)

For a capital share outstanding throughout each Period

	Large Value Portfolio
	Six Months Ended 06/30/07(1)		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$29.02		$26.55	$24.57	$21.78	$17.27	$22.56
Income from investment operations:
Net investment income	0.17		0.34	0.21	0.16	0.15	0.12
Net realized and unrealized gain (loss) on investments	2.04		4.68	2.00	2.73	4.51	(5.33)
Total from investment operations	2.21		5.02	2.21	2.89	4.66	(5.21)
Less distributions:
From net investment income	—		(0.38)	(0.23)	(0.11)	(0.15)	(0.10)
From net realized gain	—		(2.17)	—	—	—	—
Return of capital	—		—	—	—	(0.02)	—
Total distributions	—		(2.55)	(0.23)	(0.11)	(0.17)	(0.10)
Paid in capital from redemption fees (Note 2)	—	(2)	— (2)	— (2)	0.01	0.02	0.02
Net asset value, end of period	$31.23		$29.02	$26.55	$24.57	$21.78	$17.27
Total return	7.62	%(3)	18.92%	9.01%	13.32%	27.10%	(22.97)%
Ratios/supplemental data:
Net assets, end of period (millions)	$60.0		$55.0	$29.5	$25.0	$22.5	$14.7
Portfolio turnover rate	9.46	%(3)	66.89%	24.48%	86.66%	62.52%	35.75%
Ratio of expenses to average net assets:
Before expenses recouped	1.19	%(4)	1.18%	1.18%	1.25%	1.22%	1.22%
After expenses recouped	1.19	%(4)	1.18%	1.18%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before expenses recouped	1.10	%(4)	1.42%	0.91%	0.69%	0.88%	0.77%
After expenses recouped	1.10	%(4)	1.42%	0.91%	0.69%	0.85%	0.74%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS  – (continued)

For a capital share outstanding throughout each Period

	Mid/Small Growth Portfolio
	Six Months Ended 06/30/07(1)		Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$35.11		$37.05		$33.89	$29.16	$21.76	$27.41
Income from investment operations:
Net investment loss	(0.12	)(2)	(0.18	)(2)	(0.14)	(0.20)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	2.83		1.26		3.30	4.92	7.56	(5.49)
Total from investment operations	2.71		1.08		3.16	4.72	7.38	(5.67)
Less distributions:
From net realized gain	—		(3.02)		—	—	—	—
Paid in capital from redemption fees (Note 2)	—	(3)	— (3)		— (3)	0.01	0.02	0.02
Net asset value, end of period	$37.82		$35.11		$37.05	$33.89	$29.16	$21.76
Total return	7.72	%(4)	2.80%		9.32%	16.22%	34.01%	(20.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$52.3		$46.8		$33.0	$24.9	$20.5	$13.2
Portfolio turnover rate	81.54	%(4)	85.04%		9.67%	61.53%	51.19%	38.26%
Ratio of expenses to average net assets:
Before expenses recouped	1.22	%(5)	1.20%		1.19%	1.29%	1.27%	1.27%
After expenses recouped	1.22	%(5)	1.20%		1.19%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets:
Before expenses recouped	(0.65	)%(5)	(0.48)%		(0.44)%	(0.62)%	(0.67)%	(0.79)%
After expenses recouped	(0.65	)%(5)	(0.48)%		(0.44)%	(0.68)%	(0.75)%	(0.87)%

(1)	Unaudited.
(2)	Net investment loss per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS  – (continued)

For a capital share outstanding throughout each Period

	Mid/Small Value Portfolio
	Six Months Ended 06/30/07(1)		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$50.05		$45.50	$43.29	$36.70	$26.79	$31.36
Income from investment operations:
Net investment income (loss)	0.09		0.17	0.08	(0.02)	0.04	0.01
Net realized and unrealized gain (loss) on investments	4.40		5.86	4.98	7.74	9.86	(4.47)
Total from investment operations	4.49		6.03	5.06	7.72	9.90	(4.46)
Less distributions:
From net investment income	—		(0.20)	(0.08)	(0.04)	(0.01)	—
From net realized gain	—		(1.28)	(2.78)	(1.10)	—	(0.14)
Total distributions	—		(1.48)	(2.86)	(1.14)	(0.01)	(0.14)
Paid in capital from redemption fees (Note 2)	— (2)		— (2)	0.01	0.01	0.02	0.03
Net asset value, end of period	$54.54		$50.05	$45.50	$43.29	$36.70	$26.79
Total return	8.97	%(3)	13.23%	11.64%	21.10%	37.02%	(14.12)%
Ratios/supplemental data:
Net assets, end of period (millions)	$60.5		$53.5	$35.8	$26.7	$21.9	$13.6
Portfolio turnover rate	10.15	%(3)	34.47%	26.75%	79.62%	50.86%	40.06%
Ratio of expenses to average net assets:
Before expenses recouped	1.22	%(4)	1.19%	1.17%	1.29%	1.29%	1.25%
After expenses recouped	1.22	%(4)	1.19%	1.17%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before expenses recouped	0.36	%(4)	0.41%	0.20%	(0.04)%	0.21%	0.14%
After expenses recouped	0.36	%(4)	0.41%	0.20%	0.02%	0.15%	0.04%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS  – (continued)

For a capital share outstanding throughout each Period

	Atlas Portfolio
	Six Months Ended 06/30/07(1)		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$56.98		$43.69	$36.32	$29.77	$21.74	$24.37
Income from investment operations:
Net investment income	0.79	(2)	0.72	0.38	0.05	0.19	0.20
Net realized and unrealized gain (loss) on investments	9.56		13.78	7.27	6.75	8.01	(2.63)
Total from investment operations	10.35		14.50	7.65	6.80	8.20	(2.43)
Less distributions:
From net investment income	—		(0.65)	(0.28)	(0.25)	(0.17)	(0.21)
From net realized gain	—		(0.57)	—	—	—	—
Total Distributions	—		(1.22)	(0.28)	(0.25)	(0.17)	(0.21)
Paid in capital from redemption fees (Note 2)	—	(3)	0.01	— (3)	—	—	0.01
Net asset value, end of period	$67.33		$56.98	$43.69	$36.32	$29.77	$21.74
Total return	18.16	%(4)	33.26%	21.07%	22.96%	37.76%	(9.92)%
Ratios/supplemental data:
Net assets, end of period (millions)	$364.0		$273.6	$135.1	$59.2	$37.5	$28.1
Portfolio turnover rate	18.42	%(4)	56.42%	38.97%	77.33%	54.68%	34.53%
Ratio of expenses to average net assets:	1.70	%(5)	1.70%	1.65%	1.73%	1.54%	1.64%
Ratio of net investment income to average net assets:	2.64	%(5)	1.38%	1.15%	0.20%	0.91%	0.54%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS  – (continued)

For a capital share outstanding throughout each Period

	Dividend & Income Portfolio
	Six Months Ended 06/20/07(2)		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03		Year Ended 12/31/02
Net asset value, beginning of period	$29.72		$25.60	$26.20	$23.48	$18.00		$26.19
Income from investment operations:
Net investment income (loss)	1.06	(3)	1.33	0.88	0.78	0.22		(0.29)
Net realized and unrealized gain (loss) on investments	0.97		4.20	(0.46)	2.84	5.37		(7.92)
Total from investment operations	2.03		5.53	0.42	3.62	5.59		(8.21)
Less distributions:
From net investment income	(1.17)		(1.33)	(0.88)	(0.87)	(0.12)		—
Return of capital	—		(0.08)	(0.15)	(0.04)	—		—
Total distributions	(1.17)		(1.41)	(1.03)	(0.91)	(0.12)		—
Paid in capital from redemption fees (Note 2)	0.01		— (4)	0.01	0.01	0.01		0.02
Net asset value, end of period	$30.59		$29.72	$25.60	$26.20	$23.48		$18.00
Total return	6.96	%(5)	22.10%	1.65%	15.79%	31.15%		(31.27)%
Ratios/supplemental data:
Net assets, end of period (millions)	$73.4		$65.7	$37.7	$26.2	$10.8		$4.6
Portfolio turnover rate	5.88	%(5)	10.03%	2.34%	0.96%	111.78	%(1)	28.89%
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.32	%(6)	1.31%	1.28%	1.42%	2.54%		2.24%
After fees waived and expenses absorbed/recouped	1.35	%(6)	1.35%	1.35%	1.35%	1.60%		1.85%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	6.95	%(6)	5.04%	3.53%	3.54%	0.82%		(1.37)%
After fees waived and expenses absorbed/recouped	6.92	%(6)	5.00%	3.46%	3.61%	1.76%		(0.98)%

(1)	Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.
(2)	Unaudited.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS  – (continued)

For a capital share outstanding throughout each Period

	Intermediate Fixed Income Portfolio
	Six Months Ended 06/30/07(1)		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$26.14		$26.14	$26.61	$26.82	$27.92	$26.81
Income from investment operations:
Net investment income	0.59	(2)	1.13	1.05	1.14	1.37	1.35
Net realized and unrealized gain (loss) on investments	(0.11)		(0.13)	(0.50)	(0.23)	(0.18)	1.08
Total from investment operations	0.48		1.00	0.55	0.91	1.19	2.43
Less distributions:
From net investment income	(0.67)		(1.01)	(1.03)	(1.13)	(1.37)	(1.34)
From net realized gain	—		—	—	—	(0.82)	—
Return of capital	—		—	—	—	(0.14)	—
Total distributions	(0.67)		(1.01)	(1.03)	(1.13)	(2.33)	(1.34)
Paid in capital from redemption fees (Note 2)	—	(3)	0.01	0.01	0.01	0.04	0.02
Net asset value, end of period	$25.95		$26.14	$26.14	$26.61	$26.82	$27.92
Total return	1.85	%(4)	3.96%	2.13%	3.47%	4.42%	9.37%
Ratios/supplemental data:
Net assets, end of period (millions)	$52.4		$46.2	$28.8	$22.5	$29.4	$36.0
Portfolio turnover rate	19.57	%(4)	42.19%	26.06%	38.50%	123.50%	46.93%
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.13	%(5)	1.11%	1.10%	1.14%	0.89%	0.88%
After fees waived and expenses absorbed	0.90	%(5)	0.90%	0.90%	0.90%	0.88%	0.70%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.30	%(5)	4.22%	3.82%	3.87%	4.63%	4.98%
After fees waived and expenses absorbed	4.53	%(5)	4.43%	4.02%	4.11%	4.64%	5.16%

(1)	Unaudited.
(2)	Net invesment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS  – (continued)

For a capital share outstanding throughout each Period

	Darwin Portfolio
	Six Months Ended 06/30/07(2)		Year Ended 12/31/06		Year Ended 12/31/05		12/31/04(1) through 12/31/04
Net asset value, beginning of period	$25.57		$25.37		$24.83		$25.00
Income from investment operations:
Net investment loss	(0.17	)(4)	(0.34	)(4)	(0.21)		— (3)
Net realized and unrealized gain (loss) on investments	1.46		1.00		0.75		(0.17)
Total from investment operations	1.29		0.66		0.54		(0.17)
Less distributions:
From net realized gain	—		(0.45)		—		—
Return of capital	—		(0.01)		—		—
Total distributions	—		(0.46)		—		—
Paid in capital from redemption fees (Note 2)	—	(3)	— (3)		— (3)		—
Net asset value, end of period	$26.86		$25.57		$25.37		$24.83
Total return	5.04	%(5)	2.60%		2.17%		(0.68	)%(5)
Ratios/supplemental data:
Net assets, end of period (millions)	$13.9		$11.3		$7.0		$1.0
Portfolio turnover rate	24.22	%(5)	89.89%		151.74%		—
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.16	%(6)	2.31%		3.48%		12.94	%(6)
After fees waived and expenses absorbed	1.45	%(6)	1.49	%(8)	1.46	%(7)	1.45	%(6)
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.01	)%(6)	(2.12)%		(3.33)%		(12.94	)%(6)
After fees waived and expenses absorbed	(1.30	)%(6)	(1.30)%		(1.31)%		(1.45	)%(6)

(1)	Inception of Portfolio.
(2)	Unaudited.
(3)	Less than $0.01 per share.
(4)	Net investment loss per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(5)	Not annualized.
(6)	Annualized.
(7)	Includes interest expense of 0.01% of average net assets.
(8)	Includes interest expense of 0.04% of average net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)

NOTE 1 — ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios, except for Darwin Portfolio, are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Atlas Portfolio was established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investment operations did not commence until October 2, 1998, for the Rochdale Atlas Portfolio. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Rochdale Darwin Portfolio commenced operations on December 31, 2004.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Atlas Portfolio is a foreign equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of select foreign-domiciled, publicly traded companies worldwide that the Advisor has identified as most attractive, based on a multi-factor model of factors, including earnings growth, interest rates, and valuation.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

The Rochdale Darwin Portfolio is a non-diversified fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in securities of companies in the health care sector, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

(A)	Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued a Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of the adoption of SFAS No. 157 on its financial statements.

(B)	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net asset value (“NAV”) calculations.
(C)	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds indicated below have Post October losses:

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NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

Portfolio	Post October Loss Currency	Post October Loss
Rochdale Dividend and Income Portfolio	$470	$—
Rochdale Intermediate Fixed Income Portfolio	—	60,584
Rochdale Darwin Portfolio	—	233

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2006, which are available to offset future capital gains, if any:

	Capital Losses Expiring in:
Portfolio	2010	2011	2012	2013	2014	Total
Rochdale Large Growth Portfolio	$344,027	$852,258	$—	$—	$—	$1,196,285
Rochdale Dividend & Income Portfolio	—	1,585,638	—	—	—	1,585,638
Rochdale Intermediate Fixed Income Portfolio	—	—	273,604	115,546	226,027	615,177

Effective June 29, 2007, the Portfolios adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Portfolios’ net assets or results of operations.

(D)	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.
(E)	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
(F)	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.
(G)	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in

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NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

(H)	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
(I)	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At June 30, 2007, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$21,766,598	$22,527,983
Rochdale Large Value Portfolio	24,036,885	24,877,687
Rochdale Mid/Small Growth Portfolio	22,386,589	23,169,660
Rochdale Mid/Small Value Portfolio	26,556,678	27,485,619
Rochdale Atlas Portfolio	65,935,465	67,220,851
Rochdale Intermediate Fixed Income Portfolio	7,462,010	7,723,027
(J)	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

(K)	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
(L)	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

(M)	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from the Atlas Portfolio; 0.95% from the Darwin Portfolio, 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the six months ended June 30, 2007, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $57,082 for the Intermediate Fixed Income Portfolio and $44,220 for the Darwin Portfolio. The Advisor has recouped for expenses previously reimbursed of $3,564 for the Large Growth Portfolio and $9,149 for the Dividend & Income Portfolio.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

At June 30, 2007, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Dividend & Income Portfolio	$2,778
Rochdale Intermediate Fixed Income Portfolio	245,616
Rochdale Darwin Portfolio	215,205

At June 30, 2007, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2007	2008	2009	2010
Rochdale Dividend & Income Portfolio	$2,778	$—	$—	$—
Rochdale Intermediate Fixed Income Portfolio	60,425	47,640	80,470	57,081
Rochdale Darwin Portfolio	314	90,051	80,620	44,220

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the six months ended June 30, 2007 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$1,090
Rochdale Large Value Portfolio	1,029
Rochdale Mid/Small Growth Portfolio	549
Rochdale Mid/Small Value Portfolio	544
Rochdale Atlas Portfolio	7,741
Rochdale Dividend & Income Portfolio	1,810
Rochdale Intermediate Fixed Income Portfolio	633
Rochdale Darwin Portfolio	69

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to Rochdale Investment Management LLC. For the six months ended June 30, 2007, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$58,151
Rochdale Large Value Portfolio	72,497
Rochdale Mid/Small Growth Portfolio	61,842
Rochdale Mid/Small Value Portfolio	72,050
Rochdale Atlas Portfolio	384,524
Rochdale Dividend & Income Portfolio	87,797
Rochdale Intermediate Fixed Income Portfolio	61,182
Rochdale Darwin Portfolio	15,665

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios’ prepares reports and materials to be supplied to the trustees; monitors the activities of

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NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolios’ expense accruals. For its services, the Administrator receives a monthly fee from the Portfolios at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per Portfolio of $22,500.

RIM Securities LLC also acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolios’ shares.

During the six months ended June 30, 2007, RIM Securities LLC received $1,159 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted 0.20% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Intermediate Fixed Income Portfolio	$34
Rochdale Darwin Portfolio	1,125
$1,159

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 — PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended June 30, 2007, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$24,525,289	$21,749,679
Rochdale Large Value Portfolio	6,320,240	5,475,113
Rochdale Mid/Small Growth Portfolio	41,319,589	40,219,316
Rochdale Mid/Small Value Portfolio	7,542,074	5,816,815
Rochdale Atlas Portfolio	100,834,893	57,035,086
Rochdale Dividend & Income Portfolio	9,713,182	4,093,438
Rochdale Intermediate Fixed Income Portfolio	9,789,450	8,966,430
Rochdale Darwin Portfolio	5,018,979	3,024,133

NOTE 5 — TAX INFORMATION

As of December 31, 2006, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
Cost of investments for tax purposes	$61,574,954	$75,018,306	$65,305,121	$63,621,472
Gross tax unrealized appreciation	5,336,839	7,511,587	6,735,354	10,130,656
Gross tax unrealized depreciation	(792,151)	(619,833)	(1,302,759)	(783,177)
Net tax unrealized appreciation on investments*	4,544,688	6,891,754	5,432,595	9,347,479
Undistributed ordinary income	—	277,746	—	309,171
Undistributed long-term capital gain	—	660,100	96,174	3,280,074
Capital loss carryforwards	(1,196,285)	—	—	—
Post October losses	—	—	—	—
Total distributable earnings	$3,348,403	$7,829,600	$5,528,769	$12,936,724

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
Cost of investments for tax purposes	$260,774,888	$60,906,882	$51,495,348	$10,997,489
Gross tax unrealized appreciation	62,158,730	10,980,119	332,902	770,364
Gross tax unrealized depreciation	(968,720)	(1,452,179)	(387,583)	(539,211)
Net tax unrealized appreciation (depreciation) on investments and foreign currency*	61,190,010	9,527,940	(54,681)	231,153
Undistributed ordinary income	55,980	—	171,087	—
Undistributed long-term capital gains	—	—	—	—
Accumulated net realized gain on investments	950,602	—	—	—
Capital loss carryforwards	—	(1,585,638)	(615,177)	—
Post October losses	—	(470)	(60,584)	(233)
Total distributable earnings/(deficit)	$62,196,592	$7,941,832	$(559,355)	$230,920

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales and passive foreign investment companies.

The tax composition of dividends for the six months ended June 30, 2007 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$—	$—	$—
Large Value Portfolio	—	—	—
Mid/Small Growth Portfolio	—	—	—
Mid/Small Value Portfolio	—	—	—
Atlas Portfolio	—	—	—
Dividend & Income Portfolio	2,702,941	—	—
Intermediate Fixed Income Portfolio	1,285,316	—	—
Darwin Portfolio	—	—	—

The tax composition of dividends for the fiscal year ended December 31, 2006 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital
Large Growth Portfolio	$6,249	$—	$—
Large Value Portfolio	722,830	3,704,513	—
Mid/Small Growth Portfolio	—	3,665,131	—
Mid/Small Value Portfolio	206,057	1,315,493	—
Atlas Portfolio	2,997,359	2,657,257	—
Dividend & Income Portfolio	2,641,833	—	162,642
Intermediate Fixed Income Portfolio	1,544,312	—	—
Darwin Portfolio	—	193,142	3,427

NOTE 6 — LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Funds’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)  – (continued)

Borrowing activity under the LOC for the six months ended June 30, 2007, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$39	$36,000
Rochdale Large Value Portfolio	2,000,000	94	79,000
Rochdale Mid/Small Growth Portfolio	2,000,000	371	148,000
Rochdale Mid/Small Value Portfolio	2,000,000	109	238,000
Rochdale Atlas Portfolio	10,000,000	86	200,000
Rochdale Dividend & Income Portfolio	2,000,000	257	163,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	111	85,000
Rochdale Darwin Portfolio*	2,000,000	160	135,000

At December 31, 2006, there were no borrowings under the LOC for each Portfolio.

*	The Darwin Portfolio had $225 in total interest expense. The Portfolio paid $160 for borrowings on the LOC and $65 for outstanding balances due to short selling securities.

NOTE 7 — SUBSEQUENT EVENT

The Rochdale Atlas Portfolio (“Rochdale Atlas”) held a special meeting of shareholders on August 24, 2007, to seek shareholder approval of the reorganization of Rochdale Atlas into the Federated InterContinental Fund, a fund within the Federated Investors fund family. The following are the results from the shareholder meeting:

	Number of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	3,997,088.191	73.708%	98.377%
Against	20,836.000	0.384%	0.513%
Abstain	45,103.972	0.832%	1.110%
Total	4,063,028.163	74.924%	100.000%

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 60	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	None
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 49	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A
Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 49	Treasurer	Since 2005	Chief Financial Officer, Rochdale Investment Management since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 35	Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 66	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	8	None
Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 70	Trustee	Since 2001	Consultant, Credit Suisse (securities and investment banking)	8	None
Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 71	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001	8	American Technical Ceramics; Rent-A- Wreck

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

During the period covered by this report, the Board, including a majority of the independent Trustees, approved the renewal of the Advisory Agreement. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Trustees has been prepared, including a summary of the conclusions reached by the Board of Trustees with respect to these factors. Overall, the Board concluded with respect to the agreement that continuation of the Advisory Agreement would be in the best interest of the Portfolios and consistent with the expectations of their shareholders.

In reviewing the nature, extent and quality of advisory services provided by the Adviser, the Board considered the performance of the Portfolios relative to their respective benchmarks and the Adviser’s disciplined investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale). The Board also considered information, assembled by a third party service provider, about the performance achieved by comparable funds managed by other investment advisers (“peer group” or “peer funds”). The Board concluded that the performance achieved by the Adviser, as well as the overall quality of the services provided by the Adviser to the Portfolios, is comparable to the performance achieved by, and services provided to, peer funds of comparable size and with similar objectives, and that the services provided by the Adviser are satisfactory and continue to support the Board’s original selection of the Adviser.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and profits realized by the Adviser, the Board considered information relating to advisory fee revenues and those expenses borne by the Adviser, including benefits that may be realized by the Adviser as a result of its relationship with the Trust. The Board concluded that, in light of the increased expenses associated with the management of a mutual fund such as the Trust and the financial commitment made by the Adviser to its investment advisory business, the rate at which the Adviser is compensated for its services is reasonable and the Adviser’s profit level is not excessive.

In reaching this conclusion, the Board considered certain publicly available information about fees and expenses incurred by other funds in the peer group. While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board was also informed with respect to fees charged by the Adviser to other institutional, pension and individual accounts (“private accounts”). The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Trust, operate, and the expenses incurred by the Adviser in order to ensure compliance with such regulations.

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT  – (continued)

The Board did not identify any particular factors that were controlling. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios including the fact that a substantial portion of the Trust’s shareholders are clients of the Adviser and that the Portfolios serve as vehicles for implementing asset allocation strategies for such clients.

Advisor

Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888

•

Distributor

RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888

•

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212
(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC
Investment Company Act File
number is 811-08685)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rochdale Investment Trust
By (Signature and Title)	/s/ Garrett R. D’Alessandro Garrett R. D’Alessandro, President
Date	09/07/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro, President Garrett R. D’Alessandro, President
Date	09/07/2007
By (Signature and Title)	/s/ Edmund Towers Edmund Towers, Treasurer
Date	09/07/2007